EXECUTION

GSR MORTGAGE LOAN TRUST 2005-9F

MORTGAGE PASS-THROUGH CERTIFICATES

SERIES 2005-9F

MASTER SERVICING

and

TRUST AGREEMENT

among

GS MORTGAGE SECURITIES CORP.,

as Depositor

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

WELLS FARGO BANK, N.A.,

as Master Servicer and Securities Administrator

and

JPMORGAN CHASE BANK, N.A.,

as Custodian

Dated as of

December 1, 2005

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS

1

Section 1.01

Standard Terms.

1

Section 1.02

Defined Terms.

2

ARTICLE II FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

26

Section 2.01

Conveyance to the Trustee.

26

Section 2.02

Acceptance by the Trustee and Securities Administrator.

28

Section 2.03

REMIC Elections and REMIC Interests Designations.

28

ARTICLE III REMITTING TO CERTIFICATEHOLDERS

37

Section 3.01

Distributions to Certificateholders.

37

Section 3.02

Allocation of Realized Losses and Shortfalls.

44

Section 3.03

The Separate Interest Trust.

47

Section 3.04

Basis Risk Reserve Fund.

47

Section 3.05

The Interest Rate Cap Agreement.

48

ARTICLE IV THE SECURITIES

49

Section 4.01

The Certificates.

49

Section 4.02

Denominations.

50

Section 4.03

Redemption of Certificates.

50

Section 4.04

Securities Laws Restrictions.

51

ARTICLE V MISCELLANEOUS PROVISIONS

52

Section 5.01

Request for Opinions.

52

Section 5.02

Schedules and Exhibits.

52

Section 5.03

Governing Law.

53

Section 5.04

Counterparts.

53

Section 5.05

Notices.

53

ARTICLE VI ADMINISTRATION OF THE UNDERLYING MBS

55

Section 6.01

Defaults by the Underlying Trust

55

Section 6.02

Securities Account

55

SCHEDULES AND EXHIBITS

Schedule I

Mortgage Loans

Schedule II

Master Loan Purchase Agreements related to the Mortgage Loans acquired through the Conduit Program

Schedule III

PAC Scheduled Amounts

Schedule IV

The Underlying MBS

Exhibit A

Forms of Certificates

Exhibit B

Available Combinations

MASTER SERVICING AND TRUST AGREEMENT

THIS MASTER SERVICING AND TRUST AGREEMENT (this “Trust Agreement”), dated as of December 1, 2005, is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the “Depositor”), U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”), JPMORGAN CHASE BANK, N.A., as custodian (the “Custodian”), and WELLS FARGO BANK, N.A., as securities administrator (in such capacity, the “Securities Administrator”) and master servicer (in such capacity, the “Master Servicer”),.  All of the provisions of the Standard Terms to Master Servicing and Trust Agreement (December 2005 Edition) (the “Standard Terms”), unless otherwise specified herein, are hereby incorporated herein by reference and shall be a part of this Trust Agreement as if set forth herein in full.

PRELIMINARY STATEMENT

The Board of Directors of the Depositor has duly authorized the formation of GSR Mortgage Loan Trust 2005-9F as a trust (the “Trust”) to issue a series of securities with an aggregate initial outstanding principal balance of $848,342,363 to be known as the Mortgage Pass-Through Certificates, Series 2005-9F (the “Certificates”).  The Trust is formed by this Trust Agreement.  The Certificates in the aggregate evidence the entire beneficial ownership in the Trust.  The Certificates consist of the Classes set forth herein.

Pursuant to Section 12.01 of the Standard Terms, the Securities Administrator, on behalf of the Trustee, shall make an election to treat all of the Trust Estate (exclusive of the Separate Interest Trust) as five real estate mortgage investment conduits (each, a “REMIC” and, individually, “REMIC LT1,” “REMIC LT2,” “REMIC LT3,” “REMIC MT” and “REMIC UT”) for federal income tax purposes.  The “startup day” of each REMIC for purposes of the REMIC Provisions is the Closing Date.

For purposes of naming the REMIC Interests and the Certificates, the first character (“1,” “2,” “3,” “4,” “5,” “6” or “7”), if any, refers to the Collateral Group; the second character (“A” or “B”), if any, refers to the status of the interest (“A” for senior or “B” for subordinate) and the final character (“1,” “2,” “3,” “4,” “5,” “6,” “7,” “8,” “9,” “10,” “11,” “12,” “13,” “14,” “15,” “16,” “P,” “R” or “X”) refers to the specific Class.

NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01

Standard Terms.

The Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer acknowledge that the Standard Terms prescribe certain obligations of each such entity with respect to the Certificates.  The Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer agree to observe and perform such prescribed duties, responsibilities and obligations, pursuant to the terms and conditions thereof and of this Trust Agreement, and acknowledge that, except to the extent inconsistent with the provisions of this Trust Agreement, the Standard Terms are and shall be a part of this Trust Agreement to the same extent as if set forth herein in full.

Section 1.02

Defined Terms.

Capitalized terms used but not defined herein shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms or in the applicable Sale and Servicing Agreement.  In the event of a conflict between the Standard Terms and the applicable Sale and Servicing Agreement, such Sale and Servicing Agreement shall govern.  In the event of a conflict between the Standard Terms and this Trust Agreement, this Trust Agreement shall govern. In addition, the following provisions shall govern the defined terms set forth below for this Trust Agreement:

“1A-1 Group”:  The Class 1A-8, Class 1A-9, Class 1A-10, Class 1A-12, Class 1A-13, Class 1A-14 and Class 1A-15 Certificates.

“1A-6 Group”:  The Class 1A-8, Class 1A-9 and Class 1A-10 Certificates.

“1A-7 Group”:  The Class 1A-8 and Class 1A-9 Certificates.

“1A-7 Group Priority”:  Sequentially, to the Class 1A-8 and Class 1A-9 Certificates, in that order.

“1A-11 Group”:  The Class 1A-12 and Class 1A-13 Certificates.

“1A-11 Group Priority”:  Sequentially, to the Class 1A-12 and Class 1A-13 Certificates, in that order.

“2A-1 Group”:  The Class 2A-2, Class 2A-4, Class 2A-5, Class 2A-6, Class 2A-7 and Class 2A-8 Certificates.

“2A-3 Group”:  The Class 2A-4 and Class 2A-5 Certificates.

“2A-3 Group Priority”:  Sequentially, to the Class 2A-4 and Class 2A5 Certificates, in that order.

“3A-3 Group”:  The Class 3A-1 and Class 3A-2 Certificates.

“Accrual Certificates”:  Any Class 1A-13 or Class 2A-5 Certificates.

“Accrued Certificate Interest”:  Interest to be distributed to each Class of Certificates on any Distribution Date consisting of the sum of (i) interest accrued during the related Interest Accrual Period at the applicable Certificate Rate for such Class of Certificates on the Certificate Balance (or Notional Amount) of such Class of Certificates immediately preceding such Distribution Date and (ii) accrued but unpaid Accrued Certificate Interest from prior Distribution Dates (on a cumulative basis, but without interest on such unpaid Accrued Certificate Interest).

“Aggregate Subordinate Percentage“:  For any Certificate Group at any time, the sum of the Class Principal Balances of the related Subordinate Certificates divided by the sum of the outstanding principal balances for all the Mortgage Loans in the related Collateral Groups (other than the Applicable Fractions thereof allocable to the related class of Class A-P Certificates).

“Applicable Fraction”: For each Mortgage Loan and REMIC I-1, shall be calculated as follows:

•

For Collateral Group 1-P and each Group 1 Discount Loan:

5.50% minus the Net Rate on such Discount Loan

5.50%;

•

For Collateral Group 1 and each Group 1 Discount Loan:

the Net Rate on such Discount Loan

5.50%;

•

For Collateral Group 1 and each Mortgage Loan in Loan Group 1 with a Net Rate greater than or equal to 5.50% per annum, but less than 6.00% per annum:

6.00% minus the Net Rate on such Mortgage Loan

0.50%

•

For Collateral Group 2 and each Mortgage Loan in Loan Group 1 with a Net Rate greater than or equal to 5.50% per annum, but less than 6.00% per annum:

1 minus é6.00% minus the Net Rate on such Mortgage Loan ù

   ë                                0.50%                                        û

•

For Collateral Group 2 and each Mortgage Loan in Loan Group 1 with a Net Rate greater than or equal to 6.00% per annum, but less than 7.50% per annum:

7.50% minus the Net Rate on such Mortgage Loan

1.50%

•

For Collateral Group 3 and each Mortgage Loan in Loan Group 1 with a Net Rate greater than or equal to 6.00% per annum, but less than 7.50% per annum:

1 minus é7.50% minus the Net Rate on such Mortgage Loanù

      ë                                1.50%                                       û

•

For Collateral Group 2-P and each Group 2 Discount Loan:

5.50% minus the Net Rate on such Discount Loan

5.50%;

•

For Collateral Group 4 and each Group 2 Discount Loan:

the Net Rate on such Discount Loan

5.50%;

•

For Collateral Group 4 and each Mortgage Loan in Loan Group 2 with a Net Rate greater than or equal to 5.50% per annum, but less than 6.00% per annum:

6.00% minus the Net Rate on such Mortgage Loan

0.50%;

•

For Collateral Group 5 and each Mortgage Loan in Loan Group 2 with a Net Rate greater than or equal to 5.50% per annum, but less than 6.00% per annum:

1 minus é6.00% minus the Net Rate on such Mortgage Loanù

     ë                                      0.50%                                 û

•

For Collateral Group 5 and each Mortgage Loan in Loan Group 2 with a Net Rate greater than or equal to 6.00% per annum, but less than 6.50% per annum:

6.50% minus the Net Rate on such Mortgage Loan

0.50%;

•

For Collateral Group 6 and each Mortgage Loan in Loan Group 2 with a Net Rate greater than or equal to 6.00% per annum, but less than 6.50% per annum:

1 minus é6.50% minus the Net Rate on such Mortgage Loanù

     ë                                      0.50%                                 û

•

For Collateral Group 3 and each Mortgage Loan in Loan Group 1 with a Net Rate greater than or equal to 7.50%, 100%.

•

For Collateral Group 6 and each Mortgage Loan in Loan Group 2 with a Net Rate greater than or equal to 6.50%, 100%.

“A-P Principal Distribution Amount“:  For each of Collateral Group 1-P and Collateral Group 2-P and any Distribution Date, the sum of:

(1)

the Applicable Fractions for the related Class A-P Certificates of items (1), (2) and (3) of the definition of Principal Payment Amount;

(2)

the Applicable Fractions for the related Class A-P Certificates of all Payoffs and Curtailments for each Mortgage Loan contributing to the related Collateral Group that were received during the preceding calendar month or received during the period beginning on and including the second day of the preceding calendar month and ending on and including the first day of the then current calendar month (as provided in the applicable Servicing Agreement); and

(3)

the Applicable Fractions for the related Class A-P Certificates of the principal portion of the Liquidation Principal for each Liquidated Mortgage Loan contributing to the related Collateral Group.

“Apportioned Principal Balance”:  For any Class of Subordinate Certificates and any Distribution Date, the Class Principal Balance of such Class immediately prior to such Distribution Date multiplied by a fraction, the numerator of which is the related Group Subordinate Amount for such date and the denominator of which is the sum of the Group Subordinate Amounts for all of the related Collateral Groups for such date.

“Assignment Agreements”:  (i) the Assignment, Assumption and Recognition Agreement dated as of December 1, 2005, by and among GSMC, the Depositor and Countrywide Home Loans Servicing LP (“Countrywide Servicing”), as servicer, (ii) the Assignment, Assumption and Recognition Agreement dated as of December 1, 2005, by and among GSMC, the Depositor and Countrywide Home Loans, Inc. (“Countrywide”), as seller, (iii) the Assignment, Assumption and Recognition Agreement dated as of December 1, 2005, by and among GSMC, the Depositor and GMAC Mortgage Corporation (“GMAC”), as seller and servicer, (iv) the Assignment, Assumption and Recognition Agreement dated as of December 1, 2005, by and among GSMC, the Depositor and IndyMac Bank, F.S.B. (“IndyMac”), as seller and servicer; (v) the Assignment, Assumption and Recognition Agreement dated as of December 1, 2005, by and among GSMC, the Depositor and PHH Mortgage Corporation (“PHH”), as servicer; (viii) the conduit Assignment, Assumption and Recognition Agreement dated as of December 29, 2005, by and among GSMC, the Depositor and Countrywide Servicing; (ix) the Assignment, Assumption and Recognition Agreement dated as of December 1, 2005, by and among the Depositor, the Trustee, Countrywide and Countrywide Servicing, and as acknowledged by the Master Servicer; (x) the Assignment, Assumption and Recognition Agreement dated as of December 1, 2005, by and among the Depositor, the Trustee and GMAC, and as acknowledged by the Master Servicer; (xi) the Assignment, Assumption and Recognition Agreement dated as of December 1, 2005, by and among the Depositor, the Trustee and IndyMac, and as acknowledged by the Master Servicer; (xii) the Assignment, Assumption and Recognition Agreement dated as of December 1, 2005, by and among the Depositor, the Trustee and PHH, and as acknowledged by the Master Servicer; and (xiii) the Conduit Assignment, Assumption and Recognition Agreement dated as of December 29, 2005 between the Depositor and the Trustee and as acknowledged by the Master Servicer.

“Available Distribution Amount”:  For any Distribution Date and any Collateral Group (other than Collateral Group 7), the sum of the Applicable Fractions for each Mortgage Loan contributing to such Collateral Group of the following amounts:

(1)

the total amount of all cash received from or on behalf of the Mortgagors or advanced by the applicable Servicer (or the Master Servicer, its Successor Servicer, in the event the applicable Servicer fails to make such required advances, or by the Trustee in the event the Master Servicer fails to make any such required advances, in each case pursuant to Section 3.05 of the Standard Terms) on the Mortgage Loans contributing to such Collateral Group and not previously distributed (including P&I Advances made by such Servicer (or by the Master Servicer in the event the applicable Servicer fails to make such required advances, or by the Trustee in the event the Master Servicer fails to make any such required advances, in each case pursuant to Section 3.05 of the Standard Terms), Compensating Interest Payments made by such Servicer (or the Master Servicer or other successor servicer, as the case may be) and proceeds of Mortgage Loans that are liquidated), except:

(a)

all Scheduled Payments collected but due on a Due Date after such Distribution Date;

(b)

all Curtailments received after the previous calendar month;

(c)

all Payoffs received after the previous calendar month (together with each interest payment received with such Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans contributing to such Collateral Group for the period after the previous calendar month) (together with each interest payment received with such Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans contributing to such Collateral Group for the period after the first day of the current calendar month);

(d)

Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds received on the Mortgage Loans contributing to such Collateral Group after the previous calendar month;

(e)

all amounts in the Certificate Account from Mortgage Loans contributing to such Collateral Group that are then due and payable to the applicable Servicer under the related Sale and Servicing Agreement;

(f)

the Servicing Fee and the Master Servicing Fee for each Mortgage Loan in such Group, net of any amounts payable as compensating interest by the applicable Servicer on that Distribution Date;

(g)

any amounts payable in respect of any primary mortgage insurance policy;

(h)

all related indemnification amounts and other amounts reimbursable on such Distribution Date to the Securities Administrator or the Trustee or the Master Servicer under the Trust Agreement or any related document;

(i)

all expenses of the Trust Estate paid after the immediately preceding Distribution Date; and

(j)

any Fair Market Value Excess remaining after the optional termination of the Trust Estate pursuant to Section 4.03; and

(2)

the total amount of any cash received by the Securities Administrator or the applicable Servicer (or the Master Servicer) from the repurchase by the applicable Loan Seller of any Mortgage Loans contributing to such Collateral Group as a result of defective documentation or breach of representations and warranties (provided that the obligation to repurchase arose before the related Due Date); provided further that the Available Distribution Amount for REMIC MT shall be the amounts distributed by REMIC LT1, REMIC LT2 and REMIC LT3 and the Available Distribution Amount for REMIC UT shall be the amounts distributed by REMIC MT.

provided that interest with respect to any Mortgage Loan that relates to two Collateral Groups shall be included in the Available Distribution Amount for each related Collateral Group as follows: first, to the Collateral Group with the lower Effective Net Rate, interest to the extent accrued on the Applicable Fraction of the principal of such Mortgage Loan at the Effective Net Rate for such Collateral Group; and second, to the other Collateral Group related to such Mortgage Loan.

The “Available Distribution Amount” for Collateral Group 7 and any Class 7 Distribution Date shall be equal to the aggregate of all previously undistributed amounts received by the Securities Administrator on or prior to such Class 7 Distribution Date as distributions on the Underlying MBS as reduced by all related indemnification amounts and other related amounts reimbursable on such Class 7 Distribution Date to the Securities Administrator or the Trustee.

“1-B Average Rate”:  For each Distribution Date, an annual rate equal to the weighted average of the Designated Rates applicable to Collateral Group 1, Collateral Group 2 and Collateral Group 3, weighted on the basis of the Group Subordinate Amounts for such Collateral Groups.

“2-B Average Rate”:  For each Distribution Date, an annual rate equal to the weighted average of the Designated Rates applicable to Collateral Group 4, Collateral Group 5 and Collateral Group 6, weighted on the basis of the Group Subordinate Amounts for such Collateral Groups.

“Basis Risk Reserve Fund”:  A fund created as part of the Separate Interest Trust pursuant to Section 3.04 of this Agreement, which is not an asset of any REMIC or of the Trust Estate.

“Basis Risk Shortfalls”:  For the Class 1A-2  Certificates and any Distribution Date, the excess, if any, of the aggregate amount of interest that such Classes would have been entitled to receive if the Certificate Rate for each such Class was calculated without regard to the Maximum Rate for such Certificates, over the actual aggregate amount of interest such Classes are entitled to receive for such Distribution Date.

“Book-Entry Certificates”:  The Senior Certificates and the Senior Subordinate Certificates.

“Certificate Account Property”:  The Certificate Account, all amounts, investments and other property held from time to time in the Certificate Account, and all proceeds of the foregoing.

“Certificate Balance”:  As to any Class of Certificates (other than any Interest Only Certificate) or Interests as of the close of business on each Distribution Date, the initial Certificate Balance thereof  (as shown on the charts in Section 2.03) reduced by (i) all principal payments previously distributed to such Class and (ii) all Realized Losses previously allocated to such Class and increased (a) in the case of any Class of Certificates for which the Certificate Balance thereof has been reduced by any Realized Loss, by the amount of any Subsequent Recoveries allocated to such Class in accordance with Section 3.02(e) and (b) in the case of any Accrual Certificates, by any Accrued Certificate Interest previously added to the Certificate Balance thereof.

“Certificate Group”:  The Group 1 Certificates, the Group 2 Certificates, the Group 3 Certificates, the Group 4 Certificates, the Group 5 Certificates, the Group 6 Certificates and the Group 7 Certificates, as applicable.

“Certificate Rate”:  With respect to each Class of Certificates on any Distribution Date, the percentage per annum or other entitlement to interest described in Section 2.03.  With respect to each REMIC Interest on any Distribution Date, the Certificate Rates described in Section 2.03.

“Certificates”:  The Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6, Class 1A-7, Class 1A-8, Class 1A-9, Class 1A-10, Class 1A-11, Class 1A-12, Class 1A-13, Class 1A-14, Class 1A-15, Class 1A-16, Class 2A-1, Class 2A-2, Class 2A-3, Class 2A-4, Class 2A-5, Class 2A-6, Class 2A-7, Class 2A-8, Class 3A-1, Class 3A-2, Class 3A-3, Class 4A-1, Class 4A-2, Class 5-A1, Class 5A-2, Class 6A-1, Class 6A-2, Class 7A-1, Class 7A-2, Class 1A-P, Class 2A-P, Class 1A-X, Class 2A-X, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 1-B6, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B5, Class 2-B6, Class 1-R1, Class 2-R1, Class 3-R1, Class UT-R and Class X Certificates.

“Class”:  Each Class of Certificates or REMIC Interests.

“Class 1A-3 Notional Amount”:  With respect to each Distribution Date, an amount equal to the Class Principal Balance of the Class 1A-2 Certificates on such Distribution Date.

“Class 3A-2 Notional Amount”:  With respect to each Distribution Date, an amount equal to the Class Principal Balance of the Class 3A-1 Certificates on such Distribution Date.

“Class 7A-2 Notional Amount”:  With respect to each Distribution Date, an amount equal to the Class Principal Balance of the Class 7A-1 Certificates on such Distribution Date.

“Class 1-B Certificates”:  The Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5 and Class 1-B6 Certificates.

“Class 2-B Certificates”:  The Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B5 and Class 2-B6 Certificates.

“Class 7 Distribution Date”:  With respect to the Class 7A-1 and Class 7A-2 Certificates, the first Business Day following the distribution date on the Underlying MBS.

“Class A Certificates”:  The Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6, Class 1A-7, Class 1A-8, Class 1A-9, Class 1A-10, Class 1A-11, Class 1A-12, Class 1A-13, Class 1A-14, Class 1A-15, Class 1A-16, Class 2A-1, Class 2A-2, Class 2A-3, Class 2A-4, Class 2A-5, Class 2A-6, Class 2A-7, Class 2A-8, Class 3A-1, Class 3A-2, Class 3A-3, Class 4A-1, Class 4A-2, Class 5A-1, Class 5A-2, Class 6A-1, Class 6A-2, Class 7A-1, Class 7A-2, Class 1A-P, Class 2A-P, Class 1A-X and Class 2A-X Certificates.

“Class A-P Certificates”:  The Class 1A-P and Class 2A-P Certificates.

“Class 1A-X Notional Amount”:  Initially $268,602, and for each Distribution Date after the Closing Date, the product of (1) a fraction, the numerator of which is the weighted average of the Net Rates of the Group 1 Premium Loans at the beginning of the related Due Period minus 7.50% and the denominator of which is 7.00% and (2) the total principal balance of the Group 1 Premium Loans as of the first day of the related Interest Accrual Period.

“Class 2A-X Notional Amount”:  Initially $147,187 and for each Distribution Date after the Closing Date, the product of (1) a fraction, the numerator of which is the weighted average of the Net Rates of the Group 2 Premium Loans at the beginning of the related Due Period minus 6.50% and the denominator of which is 7.00% and (2) the total principal balance of the Group 2 Premium Loans as of the first day of the related Interest Accrual Period.

“Class B Certificates”:  The Class 1-B and Class 2-B Certificates.

“Closing Date”:  December 29, 2005.

“Collateral Group”:  Collateral Group 1-P, Collateral Group 2-P, Collateral Group 1,  Collateral Group 2, Collateral Group 3, Collateral Group 4, Collateral Group 5, Collateral Group 6 and Collateral Group 7, as applicable.

“Collateral Group 1-P”:  The portions of Discount Loans in Subgroup 1-P that have been stripped to an Effective Net Rate of 0.00%.

“Collateral Group 1”: The Mortgage Loans in Subgroup 1-P and Subgroup 1-A or portions thereof that have been stripped to an Effective Net Rate of 5.50%.

“Collateral Group 2”: The Mortgage Loans in Subgroup 1-A and Subgroup 1-B or portions thereof that have been stripped to an Effective Net Rate of 6.00%.

“Collateral Group 3”: The Mortgage Loans in Subgroup 1-B and Subgroup 1-C or portions thereof that have been stripped to an Effective Net Rate of 7.50%.

“Collateral Group 4”: The Mortgage Loans in Subgroup 2-P and Subgroup 2-A or portions thereof that have been stripped to an Effective Net Rate of 5.50%.

“Collateral Group 5”: The Mortgage Loans in Subgroup 2-A and Subgroup 2-B or portions thereof that have been stripped to an Effective Net Rate of 6.00%.

“Collateral Group 6”: The Mortgage Loans in Subgroup 2-B and Subgroup 2-C or portions thereof that have been stripped to an Effective Net Rate of 6.50%.

“Collateral Group 7”: The Underlying MBS.

“Combination Group”:  Any of the 1A-1 Group, the 1A-6 Group, the 1A-7 Group, the 1A-11 Group, the 2A-1 Group, the 2A-3 Group and the 3A-3 Group.

“Conduit Program”:  GSMC’s mortgage conduit program, through which mortgage loans are acquired from time to time from various banks, savings and loan associations, mortgage bankers and other mortgage loan originators and purchasers of mortgage loans in the secondary market.

“Corresponding Class”:  For each Class of REMIC Interests or Certificates, the Class or Classes indicated as such in the tables set forth in Section 2.03.

“Countrywide”:  Countrywide Home Loans, Inc., or any successor in interest.

“Countrywide Servicing”:  Countrywide Home Loans Servicing LP, or any successor in interest.

“Credit Support Depletion Date”:  With respect to (a) the Class 1-B Certificates, the first Distribution Date (if any) on which the aggregate Certificate Balance of the Class 1-B Certificates has been or will be reduced to zero and (b) the Class 2-B Certificates, the first Distribution Date (if any) on which the aggregate Certificate balance of the Class 2-B Certificates has been or will be reduced to zero.

“Current Realized Loss”:  For (a) the Class 1A-P Certificates and each Distribution Date, the sum of the related Applicable Fraction of Realized Losses realized during the preceding calendar month on each Group 1 Discount Loan and (b) the Class 2A-P Certificates and each Distribution Date, the sum of the related Applicable Fractions of Realized Losses realized during the preceding calendar month on each Group 2 Discount loan.

“Current Shortfall”:  Any amount included in the Principal Distribution Amount for which cash is not available to make distributions as a result of the Servicer’s decision not to Advance a delinquent payment, other than a Realized Loss.

“Curtailment”:  Any partial prepayment on any Mortgage Loan.

“Custodian”:  JPMorgan Chase Bank, in its capacity as custodian under the Custodial Agreement.

“Custodial Agreement”:  The Master Custodial Agreement, dated as of December 1, 2005 among GSMC, the Custodian and each Servicer.

“Cut-Off Date”:  December 1, 2005.

“Deferred Principal Amount”:  For each of the Class 1A-P and Class 2A-P Certificates, the cumulative amount of current Realized Losses allocated to such Class on prior Distribution Dates, minus all amounts reimbursed from amounts otherwise payable on the related Subordinate Certificates.

“Delivery”:  When used with respect to any Certificate Account Property or Securities Account Property means delivery of such Certificate Account Property or Securities Account Property, as applicable, as follows (terms used in the following provisions that are not otherwise defined are used as defined in Article 8 of the UCC):

(1)

in the case of each certificated security (other than a clearing corporation security (as defined below)) or instrument, by:

(A)

the delivery of such certificated security or instrument to the Securities Intermediary registered in the name of the Securities Intermediary or its affiliated nominee or endorsed to the Securities Intermediary or in blank,

(B)

the Securities Intermediary continuously indicating by book-entry that such certificated security or instrument is credited to the Securities Account, and

(C)

the Securities Intermediary maintaining continuous possession of such certificated security or instrument in the State of New York;

(2)

in the case of each uncertificated security (other than a clearing corporation security), by causing:

(A)

such uncertificated security to be continuously registered on the books of the issuer thereof to the Securities Intermediary, and

(B)

the Securities Intermediary continuously indicating by book-entry that such uncertificated security is credited to the Securities Account;

(3)

in the case of each security in the custody of or maintained on the books of a clearing corporation or its nominee (a “clearing corporation security”), by causing:

(A)

the relevant clearing corporation to credit such clearing corporation security to the securities account of the Securities Intermediary, and

(B)

the Securities Intermediary continuously indicating by book-entry that such clearing corporation security is credited to the Securities Account;

(4)

in the case of each security issued or guaranteed by the United States of America or agency or instrumentality thereof and that is maintained in book-entry records of the Federal Reserve Bank of New York (“FRBNY”) (each such security, a “government security”), by causing:

(A)

the creation of a security entitlement to such government security by the credit of such government security to the securities account of the Securities Intermediary at the FRBNY, and

(B)

the Securities Intermediary continuously indicating by book-entry that such government security is credited to the Securities Account;

(5)

in the case of each security entitlement not governed by clauses (1) through (4) above, by:

(A)

causing a securities intermediary (x) to indicate by book-entry that the underlying “financial asset” (as defined in Section 8-102(a)(9) of the UCC) has been credited to be the Securities Intermediary’s securities account, (y) to receive a financial asset from the Securities Intermediary or acquiring the underlying financial asset for the Securities Intermediary, and in either case, accepting it for credit to the Securities Intermediary’s securities account or (z) to be become obligated under other law, regulation or rule to credit the underlying financial asset to the Security Intermediary’s securities account,

(B)

the making by such securities intermediary of entries on its books and records continuously identifying such security entitlement as belonging to the Securities Intermediary and continuously indicating by book-entry that such securities entitlement is credited to the Securities Intermediary’s securities account, and

(C)

the Securities Intermediary continuously indicating by book-entry that such security entitlement (or all rights and property of the Securities Intermediary representing such securities entitlement) is credited to the Securities Account; and

(6)

in the case of cash or money, by:

(A)

the delivery of such cash or money to the Bank, and

(B)

the Bank’s continuously crediting such cash or money to the Certificate Account.

“Depositor”:  GS Mortgage Securities Corp., in its capacity as depositor under this Trust Agreement.

“Designated Rate”:  With respect to Collateral Group 1, 5.50% per annum. With respect to Collateral Group 2, 6.00% per annum.  With respect to Collateral Group 3, 7.50% per annum.  With respect to Collateral Group 4, 5.50% per annum.  With respect to Collateral Group 5, 6.00% per annum.  With respect to Collateral Group 6, 6.50% per annum.

“Discount Loan”:  Any Group 1 Discount Loan or Group 2 Discount Loan.

“Distribution Date”:  The 25th day of each month, or if such day is not a Business Day, the next Business Day following such day. The initial Distribution Date shall be January 25, 2006.

“Due Date”:  For any Mortgage Loan, the first day in each calendar month.

“Due Period”:  For any Distribution Date, the period beginning on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

“Exchange Certificates”:  The Class 1A-8, Class 1A-9, Class 1A-10, Class 1A-12, Class 1A-13, Class 1A-14, Class 1A-15, Class 2A-2, Class 2A-4, Class 2A-5, Class 2A-6, Class 2A-7, Class 2A-8, Class 3A-1 and Class 3A-2 Certificates.

“Exchangeable Certificates”:  The Class 1A-1, Class 1A-6, Class 1A-7, Class 1A-11, Class 2A-1, Class 2A-3 and Class 3A-3 Certificates.

“Fair Market Value Excess”:  An amount equal to the excess, if any, of (i) the amount in clause (b) of the definition of “Termination Price”, over (i) the amount in clause (a) of the definition of “Termination Price”.

“Fitch”:  Fitch Ratings, or any successor in interest.

“Group 1 Certificate”:  Any Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6, Class 1A-7, Class 1A-8, Class 1A-9, Class 1A-10, Class 1A-11, Class 1A-12, Class 1A-13, Class 1A-14, Class 1A-15 or Class 1A-16 Certificate.

“Group 1 Discount Loan”:  Any Mortgage Loan in Loan Group 1 with a Net Rate less than 5.50% per annum.

“Group 1 Mortgage Loan”: Any Mortgage Loan in Loan Group 1.

“Group 1 Premium Loan”:  Any Group 1 Mortgage Loan with a Net Rate greater than or equal to 7.50% per annum.

“Group 1(A) NAS Percentage”:  With respect to any Distribution Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing (x) the aggregate Class Principal Balance of the Class 1A-4 and Class 1A-5 Certificates immediately prior to such Distribution Date by (y) the aggregate Class Principal Balance of the Class 1A-2, Class 1A-4 and Class 1A-5 Certificates immediately prior to such Distribution Date.

“Group 1(A) NAS Priority Amount”:  With respect to any Distribution Date, the lesser of (i) the sum of (x) the product of the Group 1(A) NAS Percentage for such Distribution Date, the NAS Scheduled Principal Percentage for such Distribution Date and 12.0291393872517% of the Scheduled Principal Amount for Collateral Group 1 and such Distribution Date and (y) the product of the Group 1(A) NAS Percentage for such Distribution Date, the NAS Prepayment Shift Percentage for such Distribution Date and 12.0291393872517% of the Unscheduled Principal Amount for Collateral Group 1 and such Distribution Date and (ii) the aggregate Class Principal Balance of the Class 1A-4 and Class 1A-5 Certificates immediately prior to such Distribution Date.  Notwithstanding the foregoing, (i) on and after the related Credit Support Depletion Date, the Class 1A-4 and Class 1A-5 Certificates shall be entitled to their respective pro rata share of all scheduled and unscheduled payments of principal related to Collateral Group 1 and (ii) on the date on which the aggregate Class Principal Balance of the Class 1A-2 Certificates has been reduced to zero, the Class 1A-4 and Class 1A-5 Certificates shall be entitled, pro rata, to any remaining Senior Principal Distribution Amount for Collateral Group 1 allocable to the Class 1A-2 Certificates and thereafter, the Group 1(A) NAS Priority Amount will equal 12.0291393872517% of the Senior Principal Distribution Amount for Collateral Group 1.

“Group 1(B) NAS Percentage”:  With respect to any Distribution Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing (x) the aggregate Class Principal Balance of the Class 1A-14, Class 1A-15 and Class 1A-16 Certificates immediately prior to such Distribution Date by (y) the aggregate Class Principal Balance of the Class 1A-8, Class 1A-9, Class 1A-10, Class 1A-12, Class 1A-13, Class 1A-14, Class 1A-15 and Class 1A-16 Certificates immediately prior to such Distribution Date.

“Group 1(B) NAS Priority Amount”:  With respect to any Distribution Date, the lesser of (i) the sum of (x) the product of the Group 1(B) NAS Percentage for such Distribution Date, the NAS Scheduled Principal Percentage for such Distribution Date and 87.9708606127483% of the Scheduled Principal Amount for Collateral Group 1 and such Distribution Date and (y) the product of the Group 1(B) NAS Percentage for such Distribution Date, the NAS Prepayment Shift Percentage for such Distribution Date and 87.9708606127483% of the Unscheduled Principal Amount for Collateral Group 1 and such Distribution Date and (ii) the aggregate Class Principal Balance of the Class 1A-14, Class 1A-15 and Class 1A-16 Certificates immediately prior to such Distribution Date.  Notwithstanding the foregoing, (i) on and after the related Credit Support Depletion Date, the Class 1A-14, Class 1A-15 and Class 1A-16 Certificates shall be entitled to their pro rata share of all scheduled and unscheduled payments of principal and (ii) on the date on which the aggregate Class Principal Balance of the Class 1A-8, Class 1A-9, Class 1A-10, Class 1A-12 and Class 1A-13 Certificates have been reduced to zero, the Class 1A-14, Class 1A-15 and Class 1A-16 Certificates shall be entitled, pro rata, to any remaining Senior Principal Distribution Amount for Collateral Group 1 allocable to the Class 1A-8, Class 1A-9, Class 1A-10, Class 1A-12, Class 1A-13, Class 1A-14, Class 1A-15 and Class 1A-16  Certificates and thereafter, the Group 1(B) NAS Priority Amount will equal 87.9708606127483% of the Senior Principal Distribution Amount for Collateral Group 1.

“Group 2 Certificate”:  Any Class 2A-1, Class 2A-2, Class 2A-3, Class 2A-4, Class 2A-5, Class 2A-6, Class 2A-7 or Class 2A-8 Certificate.

“Group 2 Discount Loan”:  Any Mortgage Loan in Loan Group 2 with a Net Rate less than 5.50%.

“Group 2 Mortgage Loan”  Any Mortgage Loan in Loan Group 2.

“Group 2 NAS Percentage”: With respect to any Distribution Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing (x) the aggregate Class Principal Balance of the Class 2A-6, Class 2A-7 and Class 2A-8 Certificates immediately prior to such Distribution Date by (y) the aggregate Class Principal Balance of the Class 2A-2, Class 2A-4, Class 2A-5, Class 2A-6, Class 2A-7 and Class 2A-8 Certificates immediately prior to such Distribution Date.

“Group 2 NAS Priority Amount”:  With respect to any Distribution Date, the lesser of (i) the sum of (x) the product of the Group 2 NAS Percentage for such date, the NAS Scheduled Principal Percentage for such date and the Scheduled Principal Amount for Collateral Group 2 for such date and (y) the product of the Group 2 NAS Percentage for such Distribution Date, the NAS Prepayment Shift Percentage for such date and the Unscheduled Principal Amount for Collateral Group 2 for such Distribution Date and (ii) the aggregate Class Principal Balance of the Class 2A-6, Class 2A-7 and Class 2A-8 Certificates immediately prior to such Distribution Date.  Notwithstanding the foregoing, (i) on and after the Credit Support Depletion Date, the Class 2A-6, Class 2A-7 and Class 2A-8 Certificates shall be entitled to their respective pro rata shares of all scheduled and unscheduled payments of principal and (ii) on the date on which the Class Principal Balance of all of the Class 2A-2, Class 2A-4 and Class 2A-5 Certificates have been reduced to zero, the Class 2A-6, Class 2A-7 and Class 2A-8 Certificates shall be entitled, pro rata, to any remaining Senior Principal Distribution Amount for Collateral Group 2 allocable to the Class 2A-2, Class 2A-4 and Class 2A-5 Certificates and thereafter, the Group 2 NAS Priority Amount shall equal the Senior Principal Distribution Amount for Collateral Group 2.

“Group 2 Premium Loan”:  Any Group 2 Mortgage Loan with a Net Rate greater than or equal to 6.50% per annum.

“Group 3 Certificate”:  Any Class 3A-1, Class 3A-2 or Class 3A-3 Certificate.

“Group 4 Certificate”:  Any Class 4A-1 or Class 4A-2 Certificate.

“Group 5 Certificate”:  Any Class 5A-1 or Class 5A-2 Certificate.

“Group 6 Certificate”:  Any Class 6A-1 or Class 6A-2 Certificate.

“Group 7 Certificate”:  Any Class 7A-1 or Class 7A-2 Certificate.

“Group Subordinate Amount”:  With respect to each Collateral Group and any Distribution Date, the excess of the sum of the Applicable Fractions of the Scheduled Principal Balance of the Mortgage Loans contributing to such Collateral Group as of the beginning of the related Due Period (other than the Applicable Fractions thereof allocable to the Class A-P Certificates) over the total Certificate Balance of the Senior Certificates of the related Certificate Group (other than the related Class A-P Certificates) immediately prior to such Distribution Date.

“GSMC”:  Goldman Sachs Mortgage Company, or any successor in interest.

“Interest Accrual Period”:  For any Distribution Date and any regular interest in any REMIC created hereby or any Class of Certificates (other than the Class 1A-2, Class 1A-3, Class 3A-1, Class 3A-2, Class 7A-1, Class 7A-2, Class 1A-P, Class 2A-P, Class 1-R1, Class 1-R2, Class 2-R1, Class 2-R2, Class 3-R and Class X Certificates) the calendar month immediately preceding the calendar month in which such Distribution Date occurs.  For any Distribution Date and the Class 1A-2, Class 1A-3, Class 3A-1, Class 3A-2, Class 7A-1 and Class 7A-2 Certificates is the period beginning on and including the 25th day of the month immediately preceding the month in which such Distribution Date occurs and ending on and including the 24th day of the month in which such Distribution Date occurs.  The Class 1A-P, Class 2A-P, Class 1-R1, Class 2-R1, Class 3-R1, Class UT-R and Class X Certificates shall not be entitled to any interest.

“Interest Only Certificate”:  Any Class 1A-3, Class 3A-2, Class 7A-2, Class 1A-X or Class 2A-X Certificate.

“Interest Rate Cap Agreement”:  The interest rate cap agreement dated December 29, 2005, by and between the Interest Rate Cap Counterparty and GSMC, which was transferred by GSMC to GSMSC and transferred by GSMSC to the Trustee on the Closing Date for the benefit of the Holders of the Class 1A-2 Certificates pursuant to Section 3.05.

“Interest Rate Cap Amount”:  For the Interest Rate Cap Agreement and any Distribution Date, the amount, if any, to be paid by the Interest Rate Cap Counterparty to the Trustee for the account of the Separate Interest Trust pursuant to such Interest Rate Cap Agreement, as calculated by the Interest Rate Cap Counterparty based on information in the Distribution Date Statement delivered to it pursuant to Section 4.01 of the Standard Terms.

“Interest Rate Cap Counterparty”:  Goldman Sachs Mitsui Marine Derivative Products, L.P.

“Interests”:  Each Class of REMIC Interests.

“JPMorgan Chase Bank”: JPMorgan Chase Bank, N.A., or any successor in interest.

“Junior Subordinate Certificates”:  The Class 1-B4, Class 1-B5, Class 1-B6, Class 2-B4, Class 2-B5 and Class 2-B6 Certificates.

“Liquidation Principal”:  For any Distribution Date, the principal portion of Liquidation Proceeds received from each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date.

“Loan Group 1”:  The Mortgage Loans identified on Schedule I as being in Loan Group 1.

“Loan Group 2”:  The Mortgage Loans identified on Schedule I as being in Loan Group 2.

“Loan Seller”:  Each of Countrywide Home Loans, Inc., GMAC Mortgage Corporation, IndyMac Bank, F.S.B. and PHH Mortgage Corporation.

“Master Servicer”:  Wells Fargo, in its capacity as Master Servicer, or any successor master servicer.

“Master Servicing Fee”:  With respect to any Distribution Date, all income and gain realized from the investment of funds in the Master Servicer Account during the period from and including the Servicer Remittance Date relating to such Distribution Date, to but excluding the Master Servicer Remittance Date relating to such Distribution Date.

“Maximum Rate”:  With respect to any Distribution Date and any Class of Floating Rate Certificates, the amount set forth in the table in footnote 6 to the table in Section 2.03(c).

“Mortgage Loans”:  The mortgage loans identified on Schedule I hereto.

“NAS Prepayment Shift Percentage”: With respect to any Distribution Date during the five years beginning on the first Distribution Date, 0%.  Thereafter, for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, as follows: for any Distribution Date in the first year thereafter, 30%; for any Distribution Date in the second year thereafter, 40%; for any Distribution Date in the third year thereafter, 60%; for any Distribution Date in the fourth year thereafter, 80%; and for any subsequent Distribution Date, 100%.

“NAS Scheduled Principal Percentage”: With respect to any Distribution Date during the five years beginning on the first Distribution Date, 0%.  Thereafter, for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, 100%.

“Net Rate”:  With respect to each Mortgage Loan, the Note Rate of such Mortgage Loan less the Servicing Fee Rate and the rate on any primary mortgage insurance applicable to such Mortgage Loan.

“Non-AP Pool Balance”:  For any Distribution Date and any Collateral Group (other than Collateral Group P), the sum of the products, for each Mortgage Loan contributing to such Collateral Group, of (i) the Applicable Fraction for such Mortgage Loan in respect of such Collateral Group and (ii) the outstanding principal balance of such Mortgage Loan as of the Due Date of the month in which such Distribution Date occurs.

“Note Rate”:  For each Mortgage Loan, the rate at which the related promissory note accrues interest.  For purposes of calculating the Certificate Rates on the Interests and Certificates, the Note Rate of a Mortgage Loan shall be calculated without regard to any modification, waiver or amendment of the interest rate of the Mortgage Loan, whether agreed to by the Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Mortgagor.

“Notional Amount”:  The Class 1A-3 Notional Amount, the Class 3A-2 Notional Amount, the Class 7A-2 Notional Amount, the Class 1A-X Notional Amount or the Class 2A-X Notional Amount, as applicable.  The Notional Amount is used to calculate distributions on the related Class of Certificates, but is not a principal amount or other amount to which a Certificateholder is entitled.

“PAC Scheduled Amount”:  With respect to any Distribution Date and the Class 1A-8 and Class 1A-9 Certificates, the amount set forth on Schedule III attached hereto for such Distribution Date and such Classes.

“P&I Certificates”:  All Classes of Certificates other than the Class A-P and Class X Certificates, the Interest Only Certificates and the Residual Certificates.

“Payoffs”:  Any prepayment in full on any Mortgage Loan.

“Prepayment Period”:  With respect to each Distribution Date, the preceding calendar month.

“Principal Distribution Amount”:  For each Collateral Group and any Distribution Date, the sum of:

(1)

the Principal Payment Amount for such Collateral Group;

(2)

the Principal Prepayment Amount for such Collateral Group; and

(3)

the Applicable Fraction for each Mortgage Loan contributing to such Collateral Group of the Liquidation Principal derived from such Mortgage Loan.

“Principal Only Certificate”:  Any Class A-P Certificate.

“Principal Payment Amount”:  For each Collateral Group (other than Collateral Group 1-P and Collateral Group 2-P) and any Distribution Date, the sum of the products, for each Mortgage Loan contributing to such Collateral Group, of (i) the Applicable Fraction for such Mortgage Loan in respect of such Collateral Group and (ii) the sum of the following amounts:

(1)

the principal portion of Scheduled Payments on such Mortgage Loan due on the related Due Date and received or advanced during the related Due Period;

(2)

the principal portion of repurchase proceeds received on such Mortgage Loan if such Mortgage Loan was repurchased as permitted or required by this Trust Agreement during the calendar month preceding the month of such Distribution Date;

(3)

any other unscheduled payments of principal which were received on such Mortgage Loan during the preceding calendar month (or, with respect to Mortgage Loans serviced by IndyMac, received during the period beginning on and including the second day of the preceding calendar month and ending on and including the first day of the current calendar month), other than Payoffs, Curtailments, or Liquidation Principal; and

(4)

current Realized Losses and Deferred Principal Amounts, to the extent of the amount available from the related Subordinate Principal Distribution Amount.

“Principal Prepayment Amount”:   For any Distribution Date and any Collateral Group (other than Collateral Group 1-P and Collateral Group 2-P), the sum of the products, for each Mortgage Loan contributing to such Collateral Group, of (i) the Applicable Fraction for such Mortgage Loan in respect of such Collateral Group and (ii) all Payoffs and Curtailments for such Mortgage Loan that were received during the preceding calendar month or received during the period beginning on and including the second day of the preceding calendar month and ending on and including the first day of the current calendar month (as specified in the related Servicing Agreement).

“Private Certificates”:  The Junior Subordinate Certificates.

“Qualified Institutional Buyer”:  Any “qualified institutional buyer” as defined in clause 7(a) of Rule 144A promulgated under the Securities Act.

“Rating Agency”:  Each of Fitch and S&P.

“Record Date”:  For each Class of Certificates, the last Business Day of the related Interest Accrual Period.

“REMIC”:  As specified in the preliminary statement.

“REMIC Certificates”:  Each Class of Certificates issued by REMIC UT pursuant to Section 2.03 and the Class 1-R1, Class 2-R1, Class 3-R1 and Class UT-R Certificates.

“REMIC Interests”:  Each Class of REMIC interests issued pursuant to Section 2.03.

“REMIC LT1”:  One of the real estate mortgage investment conduits created hereunder, which consists of the Mortgage Loans and the REMIC LT1 Distribution Account.

“REMIC LT1 Regular Interests”:  The regular interests issued by REMIC LT1 as specified in Section 2.03.

“REMIC LT2”:  One of the real estate mortgage investment conduits created hereunder, which consists of the Mortgage Loans and the REMIC LT2 Distribution Account.

“REMIC LT2 Regular Interests”:  The regular interests issued by REMIC LT2 as specified in Section 2.03.

“REMIC LT3”:  One of the real estate mortgage investment conduits created hereunder, which consists of the Mortgage Loans and the REMIC LT3 Distribution Account.

“REMIC LT3 Regular Interests”:  The regular interests issued by REMIC LT3 as specified in Section 2.03.

“REMIC MT”:  One of the real estate mortgage investment conduits created hereunder, which consists of the REMIC LT1, REMIC LT2 and REMIC LT3 Regular Interests and the REMIC MT Distribution Account.

“REMIC MT Regular Interests”:  The regular interests issued by REMIC MT as specified in Section 2.03.

“REMIC UT”:  One of the real estate mortgage investment conduits created hereunder, which consists of the REMIC MT Regular Interests and the REMIC UT Distribution Account.

“REMIC UT Regular Interests”:  The regular interests issued by REMIC UT as specified in Section 2.03.

“Remittance Date”:  For each Mortgage Loan and any Distribution Date, as set forth in the related Servicing Agreement.

“Residual Certificates”:  The Class 1-R1, Class 2-R1, Class 3-R1 and Class UT-R Certificates.

“Rule 144A Certificates”:  The Junior Subordinate Certificates.

“S&P”:  Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“Sale and Servicing Agreements”:  Master Mortgage Loan Purchase Agreement dated as of July 1, 2004 between GSMC, as purchaser, and Countrywide, as seller; Servicing Agreement dated as of July 1, 2004, between GSMC, as purchaser, and Countrywide Servicing, as servicer; Flow Sale and Servicing Agreement dated as of March 1, 2005, between GSMC, as purchaser, and GMACM, as seller and servicer; Master Mortgage Loan Purchase Agreement dated as of February 1, 2004, as amended by Amendment No. 1 dated as of December 1, 2004, between GSMC, as purchaser, and IndyMac, as seller; Servicing Agreement dated as of February 1, 2004, as amended by Amendment No. 1 dated as of June 1, 2004, and as further amended by Amendment No. 2 dated as of April 1, 2005, between GSMC, as purchaser, and IndyMac, as servicer; and Mortgage Loan Flow Purchase, Sale & Servicing Agreement dated as of June 1, 2004, as amended by Amendment No. 1 dated as of July 1, 2004, between GSMC, as purchaser, and PHH, as seller and servicer.

“Scheduled Final Distribution Date”:  For each Class of Certificates, the respective dates specified in Section 2.03(d).

“Scheduled Payments”:  With respect to any Mortgage Loan, the monthly payments of principal and interest payable by the related Mortgagor pursuant to the related amortization schedule.

“Scheduled Principal Amount”:  With respect to each Collateral Group and any Distribution Date, an amount equal to the amount described in clause (i) of the definition of Senior Principal Distribution Amount.

“Securities Account”:  As defined in Section 6.02 hereof.

“Securities Account Property”:  The Securities Account, all amounts, investments and other property held from time to time in the Securities Account, including the Underlying MBS, and all proceeds of the foregoing.

“Securities Administrator”:  Wells Fargo in its capacity as Securities Administrator under this Trust Agreement, or any successor securities administrator.

“Securities Intermediary”:  As defined in Section 6.02(b) hereof.

“Senior Certificates”:  The Class A Certificates.

“Senior Collateral Group Percentage”:  For Collateral Group 1, Collateral Group 2, Collateral Group 3, Collateral Group 4, Collateral Group 5 and, Collateral Group 6 shall equal (i) as of the Closing Date, 96.24%, 96.25%, 96.25%, 95.88%, 95.90% and 95.90%, respectively, and (ii) for any Distribution Date thereafter shall be a fraction expressed as a percentage equal to (a) the sum of the Certificate Balances of the Senior Certificates related to such Collateral Group (other than the related Class A-P Certificates) immediately preceding such Distribution Date, over (b) the sum of the products, for each Mortgage Loan contributing to such Collateral Group, of (x) the Applicable Fraction for such Mortgage Loan in respect of such Collateral Group and (y) the outstanding principal balance of such Mortgage Loan as of the Due Date of the month in which such Distribution Date occurs.

“Senior Interests”:  All of the REMIC MT Regular Interests except those corresponding to a Class B Certificate.

“Senior Liquidation Amount”:  For any Distribution Date and any Collateral Group (other than Collateral Group 1-P and Collateral Group 2-P), the aggregate, for each Mortgage Loan contributing to such Collateral Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, of the Applicable Fraction of the lesser of (i) the related Senior Collateral Group Percentage of the scheduled principal balance of such Mortgage Loan and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal derived from such Mortgage Loan.

“Senior Prepayment Percentage”:  For each Collateral Group, as follows:  (i) on any Distribution Date occurring before the Distribution Date in the month of January 2011, 100%; (ii) on any other Distribution Date on which the related Senior Collateral Group Percentage for such Distribution Date exceeds the initial Senior Collateral Group Percentage as of the Cut-Off Date, 100% (in which case, the Senior Prepayment Percentage for each other Collateral Group shall also equal 100% for such Distribution Date); and (iii) on any other Distribution Date in the month of January 2011, and thereafter, 100%, unless:

(a)

the mean of the sum of the Applicable Fractions of the Scheduled Principal Balances of the Mortgage Loans contributing to each related Collateral Group that are 60 or more days delinquent (including Mortgage Loans in foreclosure or bankruptcy and property held by the Trust) for each of the immediately preceding three calendar months is less than or equal to 50% of the Group Subordinate Amount for such Collateral Group as of such Distribution Date, and

(b)

the sum of the Applicable Fractions of the cumulative Realized Losses on the Mortgage Loans contributing to each related Collateral Group are less than or equal to the following percentage of the aggregate Group Subordinate Amount for such Collateral Group:

Distribution Date Occurring In	Percentage of the aggregate Group Subordination Amount as of the Cut-Off Date
January 2011 through December 2011	30%
January 2012 through December 2012	35%
January 2013 through December 2013	40%
January 2014 through December 2014	45%
January 2015 and thereafter	50%

in which case, the Senior Prepayment Percentage for each Collateral Group shall be as follows:

Distribution Date Occurring In or On	Senior Prepayment Percentage
January 2006 through December 2010	100%
January 2011 through December 2011	Senior Collateral Group Percentage for such Collateral Group + 70% of the related Subordinate Percentage
January 2012 through December 2012	Senior Collateral Group Percentage for such Collateral Group + 60% of the related Subordinate Percentage
January 2013 through December 2013	Senior Collateral Group Percentage for such Collateral Group + 40% of the related Subordinate Percentage
January 2014 through December 2014	Senior Collateral Group Percentage for such Collateral Group + 20% of the related Subordinate Percentage
January 2015 through the Distribution Date immediately preceding the Final Distribution Date	Senior Collateral Group Percentage for such Collateral Group
Final Distribution Date	100%

If on any Distribution Date the allocation to the P&I Certificates of Principal Prepayments in the percentage required would reduce the sum of the Certificate Balances of the P&I Certificates below zero, the Senior Prepayment Percentage for such Distribution Date shall be equal to the percentage necessary to reduce such sum to zero.

“Senior Principal Distribution Amount”:  For any Distribution Date and each Collateral Group shall equal the sum of:

(i)

the related Senior Collateral Group Percentage of the related Principal Payment Amount for such Distribution Date;

(ii)

the related Senior Prepayment Percentage of the related Principal Prepayment Amount for such Distribution Date; and

(iii)

the related Senior Liquidation Amount for such Distribution Date.

“Senior Subordinate Certificates”:  The Class 1-B1, Class 1-B2, Class 1-B3, Class 2-B1, Class 2-B2 and Class 2-B3 Certificates.

“Servicer”:  Each of Countrywide Servicing, GMAC Mortgage Corporation, IndyMac Bank, F.S.B. and PHH Mortgage Corporation and their respective successors or assigns, in each case in their respective capacities as servicer under the related Sale and Servicing Agreement.

“Servicing Fee Rate”:  For each Mortgage Loan, the per annum fee described in Schedule I hereto.

“Servicemembers Shortfall”:  Any shortfall in amounts paid by any Mortgagors on the related Mortgage Loan that occurs pursuant to the Servicemembers Civil Relief Act, as amended, or comparable state or local laws affording relief to members of the armed forces.

“Subgroup 1-A”:  The Mortgage Loans in Loan Group 1 with Net Rates greater than or equal to 5.50% and less than 6.00%.

“Subgroup 1-B”:  The Mortgage Loans in Loan Group 1 with Net Rates greater than or equal to 6.00% and less than 7.50%.

“Subgroup 1-C”:  The Mortgage Loans in Loan Group 1 with Net Rates greater than or equal to 7.50%.

“Subgroup 1-P”:  The Mortgage Loans in Loan Group 1 with Net Rates less than 5.50%.

“Subgroup 2-A”:  The Mortgage Loans in Loan Group 2 with Net Rates greater than or equal to 5.50% and less than 6.00%.

“Subgroup 2-B”:  The Mortgage Loans in Loan Group 2 with Net Rates greater than or equal to 6.00% and less than 6.50%.

“Subgroup 2-C”:  The Mortgage Loans in Loan Group 2 with Net Rates greater than or equal to 6.50%.

“Subgroup 2-P”:  The Mortgage Loans in Loan Group 2 with Net Rates less than 5.50%.

“Subordinate Certificates”:  The Class B Certificates.

“Subordinate Class Percentage”:  For each Class of Subordinate Certificates and each Distribution Date, the percentage obtained by dividing the Class Principal Balance of such Class immediately prior to such Distribution Date by the aggregate Certificate Principal Balance of all related Subordinate Certificates immediately prior to such date.

“Subordinate Interests”:  The Interest corresponding to the Subordinate Certificates.

“Subordinate Liquidation Amount”:  For any Distribution Date and Collateral Group (other than Collateral Group 1-P and Collateral Group 2-P), the Applicable Fraction of the related Liquidation Principal in respect of each Mortgage Loan contributing to such Collateral Group which became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, minus the related Senior Liquidation Amount for such Distribution Date.

“Subordinate Percentage”:  For any Collateral Group and any Distribution Date, 100% minus the Senior Collateral Group Percentage for such Collateral Group.  The Subordinate Percentages as of the Closing Date shall be 3.76%, 3.75%, 3.75%, 4.12%, 4.10% and 4.10% for Collateral Group 1, Collateral Group 2, Collateral Group 3, Collateral Group 4, Collateral Group 5 and Collateral Group 6, respectively.

“Subordinate Prepayment Percentage”:  For any Distribution Date and any Collateral Group (other than Collateral Group 1-P and Collateral Group 2-P), the excess of 100% over the Senior Prepayment Percentage for such Collateral Group.  Initially, the Subordinate Prepayment Percentage for each Collateral Group shall be 0%.

“Subordinate Principal Distribution Amount”:  For any Distribution Date and any Collateral Group (other than Collateral Group 1-P and Collateral Group 2-P), the sum of:

(1)

the related Subordinate Percentage of the related Principal Payment Amount;

(2)

the related Subordinate Principal Prepayment Amount; and

(3)

the related Subordinate Liquidation Amount;

provided, however, that the Subordinate Principal Distribution Amount for each Collateral Group shall be reduced by the amounts required to be distributed to the related class of Class A-P Certificates for reimbursement of Current Realized Losses and Deferred Principal Amounts on such Distribution Date.  Any reduction in the Subordinate Principal Distribution Amount for any Collateral Group pursuant to the proviso above shall reduce the amount calculated pursuant to clause (1), clause (3) and clause (2), in that order in each case of the definition thereof, and such amounts shall nevertheless reduce the Certificate Balance of the applicable Class of Subordinate Certificates.

“Subordinate Principal Prepayment Amount”:  For each Distribution Date and each Collateral Group (other than Collateral Group 1-P and Collateral Group 2-P), the Subordinate Prepayment Percentage of the related Principal Prepayment Amount.

“Subordination Levels”:  For any Class of Subordinate Certificates and any specified date, a fraction expressed as a percentage equal to (i) the sum of the Class Principal Balances of all Classes of related Subordinate Certificates that are subordinate to such Class, over (ii) the sum of the Class Principal Balances of all related Classes of Certificates as of such date, before giving effect to distributions on such date, and allocations of Realized Losses on such date.

“Subsequent Recovery”:  With respect to any Liquidated Mortgage Loan on which a Realized Loss has occurred, any amount that the related Servicer ultimately recovers in respect of such Liquidated Mortgage Loan, net of the reasonable fees of the Servicer associated with such recovery.

“Trust Estate”:  As defined in Section 2.01 hereof.

“Trust Agreement”:  This Master Servicing and Trust Agreement, dated as of December 1, 2005, which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, December 2005 edition; provided that any references in any documents required to be provided pursuant to the terms of this Trust Agreement, including references in documents within the Trustee Mortgage Loan File, to a Trust Agreement dated as of December 1, 2005, shall be deemed to refer to this Trust Agreement.

“Trustee”:  U.S. Bank National Association, not in its individual capacity but solely as Trustee under this Trust Agreement, or its successor in interest, or any successor trustee appointed as herein provided.

“UCC”:  The Uniform Commercial Code as in effect in the State of New York.

“Undercollateralization Distribution”:  As defined in Section 3.01 hereof.

“Undercollateralized Group”:  On any Distribution Date, any Collateral Group for which the total Certificate Balance of the Senior Certificates of the related Certificate Group (other than the related class of Class A-P Certificates and after giving effect to distributions to be made on such Distribution Date) is greater than the Non-AP Pool Balance of such Collateral Group.

“Underlying Agreement”:  The Master Servicing and Trust Agreement, dated as of January 1, 2004, by and among GS Mortgage Securities Corp., as depositor, Wachovia Bank, National Association, as trustee, JPMorgan Chase Bank, as securities administrator and custodian, and Chase Manhattan Mortgage Corporation, as master servicer, which incorporates the provisions of the Standard Terms to Master Servicing and Trust Agreement, January 2004 Edition.

“Underlying Certificate Account”:  Means the “Certificate Account” as defined in the Underlying Agreement.

“Underlying Credit Support Depletion Date”:  Means the “Credit Support Depletion Date” as defined in the Underlying Agreement.

“Underlying Current Shortfalls”:  Means “Current Shortfalls” as defined in the Underlying Agreement.

“ Underlying Distribution Date”:  The “Distribution Date” as defined in the Underlying Agreement.

“Underlying Event of Default”:  Means “Event of Default” as defined in the Underlying Agreement.

“Underlying MBS”:  $24,939,652 of the Class 6A-1 Certificates issued by the GSR Mortgage Loan Trust 2004-2F.

“Underlying MBS Seller”:  Goldman, Sachs & Co., or its successors in interest.

“Underlying Month End Interest Shortfalls”:  Means “Month End Interest Shortfalls” as defined in the Underlying Agreement.

“Underlying Realized Losses”:  Means “Realized Losses” as defined in the Underlying Agreement.

“Underlying Relief Act Reductions”:  Means any “Relief Act Reductions” as defined in the Underlying Agreement.

“Underlying Subsequent Recoveries”:  Means “Subsequent Recoveries” as defined in the Underlying Agreement.

“Underlying Trust”:  Means the “Trust Fund” as defined in the Underlying Agreement.

“Underlying Trustee”:  Means “Trustee” as defined in the Underlying Agreement.

“Unscheduled Principal Amount”:  With respect to each Collateral Group and any Distribution Date, an amount equal to the sum of the amounts described in clauses (ii) and (iii) of the definition of Senior Principal Distribution Amount.

“Wells Fargo”: Wells Fargo Bank, N.A., or any successor in interest.

ARTICLE II

FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

Section 2.01

Conveyance to the Trustee.

To provide for the distribution of the principal of and interest on the Certificates and Interests in accordance with their terms, all of the sums distributable under this Trust Agreement with respect to the Certificates and the Interests and the performance of the covenants contained in this Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Holders of the Certificates, all of the Depositor’s right, title and interest in and to any and all benefits accruing to the Depositor from:  (a) the Mortgage Loans, the related Trustee Mortgage Loan Files, and all Monthly Payments due thereon after the Cut-Off Date and all principal prepayments collected with respect to the Mortgage Loans and paid by a Borrower on or after the Cut-Off Date, and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) the Sale and Servicing Agreements; provided that the Depositor hereby reserves its right to indemnification under the Sale and Servicing Agreements; (c) the Custodial Agreement; (d) the Assignment Agreements; (e) the Distribution Account, the Master Servicer Account, the Certificate Account and the Collection Accounts (f) the Underlying MBS, with appropriate endorsements and other documentation sufficient under the Underlying Agreement to transfer the Underlying MBS to the Trustee, including all distributions thereon due after November 30, 2005 and (g) proceeds of all of the foregoing (including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection Account and the Certificate Account, whether in the form of cash, instruments, securities or other property, all proceeds of any mortgage insurance, mortgage guarantees, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the REMIC Interests and the Certificates as specified herein (items (a) through (g) above shall be collectively referred to herein as the “Trust Estate”).  Each of the Underlying MBS Seller and the Depositor severally agrees to transfer to the Securities Administrator (by wire transfer of immediately available funds), any amounts it receives in respect of the Underlying MBS due thereon after November 30, 2005 on the same day it receives such funds.

The Underlying MBS Seller hereby confirms that it has caused the beneficial ownership interest in the Underlying MBS to be registered with a Clearing Agency Participant or an indirect participant in the Clearing Agency in the name of the Securities Intermediary for the benefit of the Trustee on behalf of the Certificateholders.

The Securities Intermediary hereby confirms to the Trustee that (i) the Underlying MBS have been confirmed by the Clearing Agency to have been delivered to the Trustee (on behalf of the Certificateholders), subject to no other interests, and held with the Securities Intermediary, as a Clearing Agency Participant, in book-entry form, and (ii) the Securities Intermediary is holding such Underlying MBS for the account of the Trustee, on behalf of the Certificateholders.  The Trustee hereby acknowledges the receipt by it and the Securities Intermediary of the Underlying MBS and the other documents and instruments referenced above, in good faith and without actual notice of any adverse claim, and declares that it holds and will hold the Underlying MBS and the other documents and instruments, and that it holds and will continuously hold all other assets in the Trust Fund, in each case, in the State of New York, in trust for the exclusive use and benefit of all present and future Certificateholders.  The Trustee shall not permit the Underlying MBS or any other asset constituting the Trust Fund to be subjected to any lien, claim or encumbrance arising by, through or under the Trustee or any person claiming by, through or under the Trustee.  The Depositor agrees to provide to the Trustee all documents required for the transfer to the Trustee of the Underlying MBS.

It is intended that the conveyance of the Trust Estate (including the Underlying MBS) by the Depositor to the Trustee as provided in this Section be, and be construed as, a sale of the Trust Estate by the Depositor to the Trustee for the benefit of the Certificateholders.  It is, further, not intended that such conveyance be deemed a pledge of the Trust Estate by the Depositor to the Trustee to secure a debt or other obligation of the Depositor.  However, in the event that the Trust Estate is held to be the property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Trust Estate, then it is intended that this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the UCC and the corresponding articles of the Uniform Commercial Code of any other applicable jurisdiction; and the Depositor hereby grants to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor’s right, title and interest, whether now owned or existing or hereafter acquired or arising, in and to the Trust Estate.  The Depositor and the Trustee, at the Depositor’s direction and expense, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Underlying MBS and other assets constituting the Trust Estate described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

The foregoing sale, transfer, assignment, set-over and conveyance does not and is not intended to result in the creation of an assumption by the Trustee of any obligation of the Depositor, the Seller or any other person in connection with the Mortgage Loans, the Sale and Servicing Agreements, the Assignment Agreements or under any agreement or instrument relating thereto except as specifically set forth herein.

It is agreed and understood by the Depositor and the Trustee (and the Depositor so represents and recognizes) that it is not intended that any Mortgage Loan to be included in the Trust Estate be (i) a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a “High-Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) a “High Cost Home Loan” as defined in the Indiana Home Loan Practices Act effective February 1, 2005.

Section 2.02

Acceptance by the Trustee and Securities Administrator.

By its execution of this Trust Agreement, the Trustee acknowledges and declares that it holds and shall hold or has agreed to hold (in each case through the Custodian) all documents delivered to any such person from time to time with respect to the Mortgage Loans and all assets included in the definition of Trust Estate herein in trust for the exclusive use and benefit of all present and future Holders of the Certificates.  The Trustee has not created and shall not create, and no Officer of the Trustee has any actual knowledge or has received actual notice of, any interest in the Trust Estate contrary to the interests created by this Trust Agreement.  The Trustee has not entered, nor intends to enter, into any subordination agreement or intercreditor agreement with respect to any assets included in the Trust Estate.

The Trustee hereby confirms that it has confirmation from Wells Fargo, in its capacity as Securities Intermediary for the Trustee that (i) the Underlying MBS in book-entry form have been confirmed by the Clearing Agency to have been delivered to the Trustee, subject to no other interests, and held in the Securities Intermediary in book-entry form, as a participant in the Clearing Agency and (ii) the Securities Intermediary is holding such Underlying MBS in book-entry form for the account of the Trustee, as owner of the Underlying MBS in its capacity as trustee for the Certificateholders.  The Trustee declares that it shall hold ownership interest in the Underlying MBS in trust and shall hold all proceeds of any of the foregoing and all other rights, titles or interests of the Trustee in any asset included in the Trust Estate from time to time in trust, upon the terms herein set forth, for the use and benefit of all present and future Certificateholders.  The Trustee agrees, for the benefit of Certificateholders, to confirm that the class designation and original principal balance with respect to the Underlying MBS conform to the information set forth on Schedule IV on the Closing Date.

Pursuant to Section 2.02(f) of the Standard Terms, the Depositor acknowledges the appointment of the Custodian and agrees to deliver, or cause to be delivered, to the Custodian all Mortgage Loan documents that are to be included in the Trustee Mortgage Loan File for each Mortgage Loan for which the Custodian shall act as custodian.  The Depositor and the Custodian acknowledge that, pursuant to the Custodial Agreement and in connection with the formation of the Trust, the Depositor hereby assigns the Custodial Agreement to the Trustee and agrees to cause a receipt to be issued in the name of the Trustee.  The Securities Administrator hereby agrees to pay the fees and expenses of the Custodian pursuant to the terms of a separate agreement between the Custodian and the Securities Administrator and the payment of such fees and expenses (as set forth in such separate agreement) shall be the sole obligation of the Securities Administrator.

Pursuant to a separate agreement, the Master Servicer shall pay the Trustee fee and the Securities Administrator fee from the Master Servicing Fee.

Section 2.03

REMIC Elections and REMIC Interests Designations.

(a)

REMIC Elections.  Elections shall be made by the Securities Administrator to treat the assets of the Trust Estate described in the definition of the term “REMIC LT1,” the assets of the Trust Estate described in the definition of the term “REMIC LT2,” the assets of the Trust Estate described in the definition of the term “REMIC LT3,” the assets of the Trust Estate described in the definition of the term “REMIC MT,” and the assets of the Trust Estate described in the definition of the term “REMIC UT” as separate REMICs for federal income tax purposes.  The REMIC LT1 Regular Interests shall constitute the regular interests in REMIC LT1; the REMIC LT2 Regular Interests shall constitute the REMIC regular interests in REMIC LT2; the REMIC LT3 Regular Interests shall constitute the REMIC regular interests in REMIC LT3, the REMIC MT Regular Interests shall constitute the REMIC regular interests in REMIC MT; and the REMIC UT Regular Interests shall constitute the regular interests in REMIC UT.  The Class 1-R1 Certificates shall represent ownership of the sole Class of residual interest in REMIC LT1, the Class 2-R1 Certificates shall represent ownership of the sole Class of residual interest in REMIC LT2, and the Class 3-R1 Certificates shall represent ownership of the sole Class of residual interest in REMIC LT3. The Class UT-R Certificates shall represent ownership of the sole Class of residual interests in REMIC MT and REMIC UT.  References in the Standard Terms to REMIC I and REMIC II shall be deemed, for purposes of this Trust Agreement, to refer to REMIC LT1, REMIC LT2, REMIC LT3, REMIC MT and REMIC UT referred to herein, as modified by this Trust Agreement.

(b)

REMIC LT1 Interests.  REMIC LT1 shall issue each of the following Classes of Interests in book-entry form, each of which shall be a Class of REMIC LT1 Interests, having the following Certificate Rates and initial principal balances:

Class	Initial Certificate Balance Or Notional Amount	Certificate Rate

LT1-Pool	(1)	(2)
LT1-Sub-A	(3)	(2)
LT1-Sub-B	(3)	(2)
LT1-AX	(4)	(4)
1-R1	(5)	(5)

_______________

(1)

This interest shall have an initial principal balance equal to the excess of (i) the aggregate principal balance of the Mortgage Loans in Loan Group 1 as of the Cut-Off Date, over (ii) the aggregate initial principal balance of each other regular interest in REMIC LT1.

(2)

This Interest shall bear interest for any Interest Accrual Period equal to (i) the weighted average of the Net Rates of all the Mortgage Loans in Loan Group 1 as of the beginning of such Interest Accrual Period, weighted on the Scheduled Principal Balance of each such Mortgage Loan as of the first day of the preceding calendar month and determined by subjecting the Net Rate of each such Mortgage Loan to a cap equal to the Designated Rate for the related Collateral Group over (ii) (x) the sum of any expenses allocated to Loan Group 1 payable to the Securities Administrator or to the Trustee (to the extent such expenses were not taken into account in computing the Net Rate of any Mortgage Loan and do not constitute “unanticipated expenses” of a REMIC within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii)) divided by (y) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 1 as of the beginning of such Interest Accrual Period.

(3)

This Interest shall have an initial principal balance of 1% of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 1 as of the Cut-Off Date.

(4)

The Class 1-R1 Certificate shall not be entitled to payments of principal or interest.

(c)

REMIC LT2 Interests.  REMIC LT2 shall issue each of the following Classes of Interests in book-entry form, each of which shall be a Class of REMIC LT2 Interests, having the following Certificate Rates and initial principal balances:

Class	Initial Certificate Balance Or Notional Amount	Certificate Rate

LT2-Pool	(1)	(2)
LT2-Sub-A	(3)	(2)
LT2-Sub-B	(3)	(2)
LT2-AX	(4)	(4)
2-R1	(5)	(5)

_______________

(1)

This interest shall have an initial principal balance equal to the excess of (i) the aggregate principal balance of the Mortgage Loans in Loan Group 2 as of the Cut-Off Date, over (ii) the aggregate initial principal balance of each other regular interest in REMIC LT2.

(2)

This Interest shall bear interest for any Interest Accrual Period equal to (i) the weighted average of the Net Rates of all the Mortgage Loans in Loan Group 2 as of the beginning of such Interest Accrual Period, weighted on the Scheduled Principal Balance of each such Mortgage Loan as of the first day of the preceding calendar month and determined by subjecting the Net Rate of each such Mortgage Loan to a cap equal to the Designated Rate for the related Collateral Group over (ii) (x) the sum of any expenses allocated to Loan Group 2 payable to the Securities Administrator or to the Trustee (to the extent such expenses were not taken into account in computing the Net Rate of any Mortgage Loan and do not constitute “unanticipated expenses” of a REMIC within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii)) divided by (y) the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 2 as of the beginning of such Interest Accrual Period.

(3)

This Interest shall have an initial principal balance of 1% of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 2 as of the Cut-Off Date.

(4)

This interest shall have a notional balance, which for any Distribution Date shall be equal to the Class 2A-X Notional Amount.

(5)

The Class 2-R1 Certificate shall not be entitled to payments of principal or interest.

(d)

REMIC LT3.  REMIC LT3 shall issue the following Classes of Interests in book-entry form, with the designations, initial principal balances and Certificate Rates indicated, each of which shall be a Class of REMIC LT3 Interests:

Class	Initial Class Principal Balance	Certificate Rate	Corresponding Class of Certificates
7A-1	(1)	7.00%	7A-1, 7A-2
3-R1	(2)	(2)	3-R1

___________

(1)

This initial class principal balance for this Interest shall equal the Initial Class Principal Balance of its Corresponding Class of Certificates, but shall not include the Notional Amount of any Interest Only Certificate.

(2)

The Class 3-R1 Certificate shall not be entitled to payments of principal or interest.

(e)

REMIC MT.  REMIC MT shall issue the following Classes of Interests in book-entry form, with the designations, initial principal balances and Certificate Rates indicated, each of which shall be a Class of REMIC MT Interests:

Class	Initial Class Principal Balance	Certificate Rate	Corresponding Class of Certificates
MT-1A-1	(1)	5.50%	1A-1
MT-1A-2	(1)	5.50%	1A-2, 1A-3
MT-1A-4	(1)	5.50%	1A-4
MT-1A-5	(1)	5.50%	1A-5
MT-1A-6	(1)	5.50%	1A-6
MT-1A-7	(1)	5.50%	1A-7
MT-1A-8	(1)	5.50%	1A-8
MT-1A-9	(1)	5.50%	1A-9
MT-1A-10	(1)	5.50%	1A-10
MT-1A-11	(1)	5.50%	1A-11
MT-1A-12	(1)	5.50%	1A-12
MT-1A-13	(1)	5.50%	1A-13
MT-1A-14	(1)	5.50%	1A-14
MT-1A-15	(1)	5.50%	1A-15
MT-1A-16	(1)	5.50%	1A-16
MT-2A-1	(1)	6.00%	2A-1
MT-2A-2	(1)	6.00%	2A-2
MT-2A-3	(1)	6.00%	2A-3
MT-2A-4	(1)	6.00%	2A-4
MT-2A-5	(1)	6.00%	2A-5
MT-2A-6	(1)	6.00%	2A-6
MT-2A-7	(1)	6.00%	2A-7
MT-2A-8	(1)	6.00%	2A-8
MT-3A-1	(1)	7.50%	3A-1, 3A-2
MT-3A-3	(1)	7.50%	3A-3
MT-4A-1	(1)	5.50%	4A-1
MT-4A-2	(1)	5.50%	4A-2
MT-5A-1	(1)	6.00%	5A-1
MT-5A-2	(1)	6.00%	5A-2
MT-6A-1	(1)	6.50%	6A-1
MT-6A-2	(1)	6.50%	6A-2
MT-7A-1	(1)	7.00%	7A-1, 7A-2
MT-1A-P	(1)	0.00%	1A-P
MT-2A-P	(1)	0.00%	2A-P
MT-1A-X	(2)	7.00%	1A-X
MT-2A-X	(3)	7.00%	2A-X
MT-1-B1	(1)	(4)	1-B1
MT-1-B2	(1)	(4)	1-B2
MT-1-B3	(1)	(4)	1-B3
MT-1-B4	(1)	(4)	1-B4
MT-1-B5	(1)	(4)	1-B5
MT-1-B6	(1)	(4)	1-B6
MT-2-B1	(1)	(5)	2-B1
MT-2-B2	(1)	(5)	2-B2
MT-2-B3	(1)	(5)	2-B3
MT-2-B4	(1)	(5)	2-B4
MT-2-B5	(1)	(5)	2-B5
MT-2-B6	(1)	(5)	2-B6
II-R	(6)	(6)	UT-R

_______________

(1)

This initial class principal balance for this Interest shall equal the Initial Class Principal Balance of its Corresponding Class of Certificates, but shall not include the Notional Amount of any Interest Only Certificate.

(2)

This interest shall have a notional balance, which for any Distribution Date shall be equal to the Class 1A-X Notional Amount.

(3)

This interest shall have a notional balance, which for any Distribution Date shall be equal to the Class 2A-X Notional Amount.

(4)

For each Distribution Date (and the related Interest Accrual Period) this Interest shall bear interest at a per annum rate equal to the 1-B Average Rate, adjusted to take into account the sum of any expenses allocated to Loan Group 1 payable to the Securities Administrator or the Trustee (to the extent (i) not taken into account in computing the Net Rate of any Mortgage Loan, (ii) such expense is not an “unanticipated expense” within the meaning of the Treasury Regulation Section 1.860G-1(b)(3)(ii) and (iii) such expense was not taken into account in computing the interest rate of an interest with a greater level of subordination).

(5)

For each Distribution Date (and the related Interest Accrual Period) this Interest shall bear interest at a per annum rate equal to the 2-B Average Rate, adjusted to take into account the sum of any expenses allocated to Loan Group 2 payable to the Securities Administrator or the Trustee (to the extent (i) not taken into account in computing the Net Rate of any Mortgage Loan, (ii) such expense is not an “unanticipated expense” within the meaning of the Treasury Regulation Section 1.860G-1(b)(3)(ii) and (iii) such expense was not taken into account in computing the interest rate of an interest with a greater level of subordination).

(6)

The Class II-R interest shall not be entitled to payments of principal or interest.

(f)

REMIC UT.  REMIC UT shall issue the following Classes of Certificates (other than the Class 1-R1, Class 2-R1, Class 3-R1, Class UT-R and Class X Certificates), with the designations, initial Certificate Balances and Certificate Rates indicated, each of which (other than the Class 1-R1, Class 2-R1, Class 3-R1, Class UT-R and Class X Certificates and exclusive of the right to receive any amounts from the Separate Interest Trust) shall be a Class of REMIC UT Regular Interests.

Initial Certificate Balance

Class

or Notional Amount

Certificate Rate

1A-1

$265,973,000

5.50%

1A-2

$  30,000,000

Floating(5)

1A-3

    $  30,000,000(1)

Floating(5)

1A-4

$    7,012,000

5.50%

1A-5

$       488,000

5.50%

1A-6

$203,973,000

5.50%

1A-7

$125,632,000

5.50%

1A-8

$  45,692,000

5.50%

1A-9

$  79,940,000

5.50%

1A-10

$  78,341,000

5.50%

1A-11

$  42,846,000

5.50%

1A-12

$  21,191,000

5.50%

1A-13

$  21,655,000

5.50%

1A-14

$  17,910,000

5.50%

1A-15

$    1,244,000

5.50%

1A-16

$    8,270,000

5.50%

2A-1

$329,263,000

6.00%

2A-2

$243,272,000

6.00%

2A-3

$  53,065,000

6.00%

2A-4

$  27,703,000

6.00%

2A-5

$  25,362,000

6.00%

2A-6

$  21,565,000

6.00%

2A-7

$    1,498,000

6.00%

2A-8

$    9,863,000

6.00%

3A-1

$  17,629,000

Floating(5)

3A-2

    $  17,629,000(1)

Floating(5)

3A-3

$  17,629,000

7.50%

4A-1

$  42,898,000

5.50%

4A-2

$    2,813,000

5.50%

5A-1

$  65,420,000

6.00%

5A-2

$    4,289,000

6.00%

6A-1

$  15,578,000

6.50%

6A-2

$    1,022,000

6.50%

7A-1

$  23,892,520

Floating(5)

7A-2

    $  23,895,520(1)

Floating(5)

1-B4

$    1,713,000

Variable(7)

1-B5

$    1,028,000

Variable(7)

1-B6

$    1,715,711

Variable(7)

1-B1

$  14,397,000

Variable(6)

1-B2

$    4,113,000

Variable(6)

1-B3

$    2,742,000

Variable(6)

2-B1

$    2,552,000

Variable(6)

2-B2

$    1,240,000

Variable(6)

2-B3

$       551,000

Variable(6)

2-B4

$       551,000

Variable(7)

2-B5

$       344,000

Variable(7)

2-B6

$       416,447

Variable(7)

1A-P

$    1,202,541

0.00%

2A-P

$       182,012

0.00%

1A-X

 $    268,602(1)

7.00%

2A-X

 $    147,187(1)

7.00%

1-R1

(2)

(2)

2-R1

(2)

(2)

3-R1

(2)

(2)

UT-R

(3)

(3)

X

(4)

(4)

__________

(1)

Notional Amount.

(2)

Each of these Certificates are issued without a principal amount and are not entitled to any distributions of interest.

(3)

REMIC UT shall also issue the Class III-R Interest, which shall represent the sole Class of residual interest in REMIC UT.  The Class UT-R Certificate shall represent beneficial ownership of the Class II-R and Class III-R Interests.

(4)

The Class X Certificate shall have no Certificate Balance and shall not be entitled to distributions of interest or principal.  The Class X Certificate does not represent any interest in any REMIC created hereby.

(5)

The annual Certificate Rates for the Class 1A-2, Class 1A-3, Class 3A-1, Class 3A-2, Class 7A-1 and Class 7A-2 Certificates are set forth in the table below:

Class	Formula	Initial	Maximum	Minimum
1A-2	1 mo LIBOR + 0.50%	4.87%	5.50%	0.50%
1A-3	5.00% - 1 mo. LIBOR	0.63%	5.00%	0.00%
3A-1	1 mo LIBOR + 0.40%	4.77%	7.50%	0.40%
3A-2	7.10% - 1 mo LIBOR	2.73%	7.10%	0.00%
7A-1	1 mo LIBOR + 0.40%	4.77%	7.00%	0.40%
7A-2	6.60% - 1 mo LIBOR	2.23%	6.60%	0.00%

(6)

For each Distribution Date (and the related Interest Accrual Period) each of the Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 1-B6, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B5 and Class 2-B6 Certificates shall accrue interest at a per annum rate equal to the related B Average Rate.

(7)

The Class 1-B4, Class 1-B5, Class 1-B6, Class 2-B4, Class 2-B5 and Class 2-B6 Certificates will accrue interest at the Certificate Interest Rate described in the Prospectus Supplement for the Senior Subordinate Certificates.

(g)

REMIC Scheduled Final Distribution.  The Scheduled Final Distribution Date for the Regular Interests in REMIC LT1, REMIC LT2, REMIC LT3, REMIC MT and REMIC UT is the Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity as of the Closing Date.

Section 2.04

Representations and Warranties of the Underlying MBS Seller.

The Underlying MBS Seller hereby represents and warrants to the Depositor, the Master Servicer, the securities Administrator and the Trustee as of the Closing Date as follows:

(i)

prior to the transfer of the Underlying MBS to the Depositor, the Underlying MBS Seller was the sole owner of the Underlying MBS free and clear of any lien, pledge, charge or encumbrance of any kind;

(ii)

the Underlying MBS Seller has not assigned any interest in the Underlying MBS or any distributions thereon, except as contemplated herein;

(iii)

the crediting of the Underlying MBS to the Securities Account is sufficient to effect the transfer of the Underlying MBS to the Trustee pursuant to Section 2.01 hereof; and

(v)

the Underlying MBS constitute a “securities entitlement” within the meaning of the UCC.

The representations and warranties set forth in this Section 2.04 shall survive the transfer and assignment of the Underlying MBS by the Depositor to the Trustee.  Upon discovery by the Underlying MBS Seller, the Depositor or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in the Underlying MBS, the Underlying MBS Seller, the Depositor or the Trustee shall give prompt written notice to the other parties and to the Certificateholders.  The Underlying MBS Seller shall cure such breach in all material respects or, if such breach cannot be cured, the Underlying MBS Seller shall repurchase the Underlying MBS from the Trustee on the Distribution Date immediately following the date on which the Underlying MBS Seller is so directed by Holders of a majority of Certificates.  Any such repurchase of the Underlying MBS by the Underlying MBS Seller shall be accomplished on the Distribution Date of repurchase, by the payment on the Business Day prior to such Distribution Date by the Underlying MBS Seller to the Securities Administrator of an amount (in immediately available funds) (the “Repurchase Price”) equal to the principal balance of the Underlying MBS immediately prior to the Distribution Date of such repurchase plus unpaid interest thereon due on or prior to the Distribution Date of such repurchase (it being understood that all distributions made on the Underlying MBS up to immediately prior to the Distribution Date of such repurchase shall be property of the Trust Fund).  The payment of the Repurchase Price shall be considered a prepayment in full of the Underlying MBS and shall be delivered to the Securities Administrator for deposit in the Certificate Account in accordance with the provisions of Section 3.01 of the Standard Terms.  Upon such deposit into such Certificate Account, the repurchased Underlying MBS shall be released to the Underlying MBS Seller, and the Trustee and the Depositor shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested and provided by the Underlying MBS Seller to vest in the Underlying MBS Seller, or its designee or assignee, title to the Underlying MBS repurchased pursuant hereto.  The obligation of the Underlying MBS Seller to cure such breach of representations and warranties or effect such repurchase of the Underlying MBS shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders.

ARTICLE III

REMITTING TO CERTIFICATEHOLDERS

Section 3.01

Distributions to Certificateholders.

REMIC UT Distributions.  (a)  In accordance with Section 3.01(d) of the Standard Terms and subject to the exceptions set forth below and to Section 3.02, on each Distribution Date, the Securities Administrator shall withdraw the aggregate Available Distribution Amount for each Collateral Group (other than Collateral Group 7) from the Certificate Account, and shall distribute it in the following manner and order of priority:

(1)

to each Class of Senior Certificates (other than the Principal Only Certificates) related to such Collateral Group (other than Collateral Group 1-P and Collateral Group 2-P), Accrued Certificate Interest thereon, pro rata in proportion to the amount of Accrued Certificate Interest owing to each such Class; provided that,

(a)

Accrued Certificate Interest on the Class 1A-13 Certificates shall be distributed in the following order of priority and shall be added to the Class Principal Balance thereof:

(i)

to the Class 1A-12 Certificates, until the Class Principal Balance thereof is reduced to zero; and

(ii)

to the Class 1A-13 Certificates, until the Class Principal Balance thereof is reduced to zero; and

(b)

Accrued Certificate Interest on the Class 2A-5 Certificates shall be distributed in the following order of priority and shall be added to the Class Principal Balance thereof:

(i)

to the Class 2A-4 Certificates, until the Class Principal Balance thereof is reduced to zero; and

(ii)

to the Class 2A-5 Certificates, until the Class Principal Balance thereof is reduced to zero;

(2)

to the Senior Certificates (other than the Interest Only Certificates) related to such Collateral Group, to the extent of the remaining Available Distribution Amount for the related Collateral Group, concurrently as follows:

(a)

to the Class 1A-2, Class 1A-4, Class 1A-5, Class 1A-8, Class 1A-9, Class 1A-10, Class 1A-12, Class 1A-13, Class 1A-14, Class 1A-15 and Class 1A-16 Certificates, in reduction of their Class Principal Balance, from the Available Distribution Amount for Collateral Group 1 in an amount up to the Senior Principal Distribution Amount for Collateral Group 1 for such Distribution Date, concurrently as follows:

(i)

87.9708606127483% to the 1A-1 Group, in the following order of priority:

(A)

to the Class 1A-14, Class 1A-15 and Class 1A-16 Certificates, pro rata, in proportion to the Class Principal Balance of each such class, the Group 1(B) NAS Priority Amount for such Distribution Date, until the Class Principal Balance of each such class is reduced to zero;

(B)

to the 1A-6 Group, in the following order of priority:

(I)

sequentially, to the 1A-7 Group, in accordance with the 1A-7 Group Priority, until the aggregate Class Principal Balance of such Classes is reduced to the PAC Scheduled Amount for such Distribution Date;

(II)

to the Class 1A-10 Certificates, until the Class Principal Balance thereof is reduced to zero; and

(III)

sequentially, to the 1A-7 Group, without regard to the PAC Scheduled Amount for such Distribution Date, until the aggregate Class Principal Balance of such Classes is reduced to zero; and

(C)

to the 1A-11 Group, in accordance with the 1A-11 Group Priority, until the aggregate Class Principal Balance of such Classes is reduced to zero;

(D)

to the Class 1A-14, Class 1A-15 and Class 1A-16 Certificates, pro rata, in proportion to the Class Principal Balance of each such class, until the Class Principal Balance of each such class is reduced to zero; and

(ii)

12.0291393872517%, to the Class 1A-2, Class 1A-4 and Class 1A-5 Certificates, in the following order of priority:

(A)

to the Class 1A-4 and Class 1A-5 Certificates, pro rata, in proportion to the Class Principal Balance of each such class, the Group 1(A) NAS Priority Amount for such Distribution Date, until the Class Principal Balance of each such class is reduced to zero;

(B)

to the Class 1A-2 Certificates, until the Class Principal Balance thereof is reduced to zero; and

(C)

to the Class 1A-4 and Class 1A-5 Certificates, pro rata, in proportion to the Class Principal Balance of each such class, until the Class Principal Balance of each such class is reduced to zero;

(b)

to the Class 2A-1 Group, in reduction of their respective Class Principal Balances, from the Available Distribution Amount for Collateral Group 2 in an amount up to the Senior Principal Distribution Amount for Collateral Group 2 for such Distribution Date, in the following order of priority:

(i)

to the Class 2A-6, Class 2A-7 and Class 2A-8 Certificates, pro rata, in proportion to the Class Principal Balance of each such class, the Group 2 NAS Priority Amount for such Distribution Date, until the Class Principal Balance of each such class is reduced to zero;

(ii)

to the Class 2A-2 Certificates, until the Class Principal Balance thereof is reduced to zero;

(iii)

to the Class 2A-3 Group, in accordance with the 2A-3 Group Priority, until the Class Principal Balance of each such Class is reduced to zero; and

(iv)

to the Class 2A-6, Class 2A-7 and Class 2A-8 Certificates, pro rata, in proportion to the Class Principal Balance of each such class, until the Class Principal Balance of each such class is reduced to zero; and

(c)

to the Class 3A-1 Certificates, in reduction of its Class Principal Balance, from the Available Distribution Amount for Collateral Group 3 in an amount up to the Senior Principal Distribution Amount for Collateral Group 3 for such Distribution Date, until the Class Principal Balance thereof is reduced to zero;

(d)

pro rata to the Class 4A-1 and Class 4A-2 Certificates, in reduction of their respective Class Principal Balances, from the Available Distribution Amount for Collateral Group 4 in an amount up to the Senior Principal Distribution Amount for Collateral Group 4 for such Distribution Date, until the Class Principal Balance of each such Class is reduced to zero;

(e)

pro rata to the Class 5A-1 and Class 5A-2 Certificates, in reduction of their respective Class Principal Balances, from the Available Distribution Amount for Collateral Group 5 in an amount up to the Senior Principal Distribution Amount for Collateral Group 5 for such Distribution Date, until the Class Principal Balance of each such Class is reduced to zero;

(f)

pro rata to the Class 6A-1 and Class 6A-2 Certificates, in reduction of their respective Class Principal Balances, from the Available Distribution Amount for Collateral Group 6 in an amount up to the Senior Principal Distribution Amount for Collateral Group 6 for such Distribution Date, until the Class Principal Balance of each such Class is reduced to zero

(g)

to the Class 1A-P Certificates, from the Available Distribution Amount for Collateral Group 1-P, the A-P Principal Distribution Amount for such Collateral Group, in reduction of their Class Principal Balance, until the Class Principal Balance thereof is reduced to zero;

(h)

to the Class 2A-P Certificates, from the Available Distribution Amount for Collateral Group 2-P, the A-P Principal Distribution Amount for such Collateral Group, in reduction of their Class Principal Balance, until the Class Principal Balance thereof is reduced to zero;

(3)

from amounts otherwise payable to the Subordinate Certificates, to the related class of Class A-P Certificates, the principal portion of Current Realized Losses and the Deferred Principal Amount for such Class A-P Certificates and such Distribution Date; provided, however, that, if necessary, the aggregate of all such amounts distributed on such Distribution Date shall not exceed the related aggregate Subordinate Principal Distribution Amount (without regard to the proviso of such definition) for the related Subordinate Certificates and, provided further, that such amounts shall not reduce the Class Principal Balance of such Class A-P Certificates;

(4)

to the extent of the remaining Available Distribution Amount for all related Collateral Groups (other than Collateral Group 7, Collateral Group 1-P and Collateral Group 2-P), but subject to the prior distribution of amounts to the related Subordinate Certificates, in their order of seniority the sum of Accrued Certificate Interest pro rata on the basis of the amount owing to each such Class, and their pro rata shares, based on their outstanding Certificate Balances, of the related Subordinate Principal Distribution Amount for each such Collateral Group, as applicable; provided, however, that on any Distribution Date on which the Subordination Level for any Class of Subordinate Certificates is less than its Subordination Level as of the Closing Date, the portion of the related Subordinate Principal Prepayment Amount otherwise allocable to the Class or Classes of the related Subordinate Certificates junior to such Class shall be allocated pro rata to the most senior Class of related Subordinate Certificates for which the Subordination Level on such Distribution Date is less than the Subordination Level as of the Closing Date and all Classes of related Subordinate Certificates senior thereto;

(5)

to each related Class of Certificates, in the order of their seniority, the amount of any unreimbursed Realized Losses previously allocated to such Certificates; and

(6)

after all of the other Classes of Certificates (other than the Residual Certificates) have been paid in full, the remainder if any, which is expected to be zero, of the Available Distribution Amount for (i) all Collateral Groups related to Loan Group 1 to the Class 1-R1 Certificates to the extent such remainder is applicable to REMIC LT1 and otherwise to the Class UT-R Certificates, (ii) all Collateral Groups related to Loan Group 2 to the Class 2-R1 Certificates to the extent such remainder is applicable to REMIC LT2 and otherwise to the Class UT-R Certificates, and (iii) Collateral Group 7 to the Class 3-R1 Certificates to the extent such remainder is applicable to REMIC LT3 and otherwise to the Class UT-R Certificates.

In the event that Exchange Certificates comprising a Combination Group are exchanged for their related Exchangeable Certificates, such Exchangeable Certificates shall be entitled to a portion of the principal distributions on the related Combination Group equal to the percentage of the class of Exchangeable Certificates that is outstanding.

(b)

On each Distribution Date prior to the Credit Support Depletion Date but after the date on which the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class 7A-1, Class 7A-2, Class 1A-P and Class 2A-P Certificates) of any Certificate Group has been reduced to zero, amounts otherwise distributable as principal on each Class of related Subordinate Certificates pursuant to Section 3.01(a)(4), in reverse order of priority, in respect of such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the Collateral Group relating to such retired Senior Certificates, shall be distributed as principal to the related class or classes of Senior Certificates (other than any Interest Only Certificates and the related Class A-P Certificates) remaining outstanding pursuant to Section 3.01(a)(2) until the Class Principal Balances thereof have been reduced to zero, provided that on such Distribution Date (a) the related Aggregate Subordinate Percentage for such Distribution Date is less than 200% of the related Aggregate Subordinate Percentage as of the Cut-Off Date or (b) the average outstanding principal balance of the Mortgage Loans in the related Loan Group that are delinquent 60 days or more for the last six months (including Mortgage Loans in foreclosure or bankruptcy and property held by the Trust) as a percentage of the related Group Subordinate Amount is greater than or equal to 50%.

On each Distribution Date on which the aggregate Certificate Principal Balance of the Senior Certificates (other than the related class of Class A-P Certificates) of two or more related Certificate Groups has been reduced to zero, any amounts distributable pursuant to this Section 3.01(b) shall be allocated, as to each applicable related Class of Subordinate Certificates, in proportion to such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the Collateral Group relating to each such retired Certificate Group.

On each Distribution Date on which the Senior Certificates (other than the related Class A-P Certificates) of two or more related Certificate Groups remain outstanding, any amounts distributable pursuant to this Section 3.01(b) shall be distributed in proportion to the aggregate Certificate Principal Balances of such Certificates of each such Certificate Group.

On any Distribution Date on which any Certificate Group constitutes an Undercollateralized Group, all amounts with respect to the related Mortgage Loans otherwise distributable as principal on the related Subordinate Certificates, in reverse order of priority (other than amounts necessary to pay Deferred Principal Amounts or unpaid Current Shortfalls) (or, following the related Credit Support Depletion Date, such other amounts described in the immediately following sentence), shall be distributed as principal to the Senior Certificates (other than any Interest Only Certificates and the related Class A-P Certificates) of such Undercollateralized Group pursuant to Section 3.01(a)(2), until the aggregate Certificate Principal Balance of such Senior Certificates equals the Non-AP Pool Balance of the related Collateral Group (such distribution, an “Undercollateralization Distribution”).  In the event that any Certificate Group constitutes an Undercollateralized Group on any Distribution Date following the related Credit Support Depletion Date, Undercollateralization Distributions shall be made from any Available Distribution Amount for each related Collateral Group that does not constitute an Undercollateralized Group remaining after all required amounts have been distributed to the Senior Certificates (other than the related Class A-P Certificates) of such other Certificate Groups.  In addition, the amount of any unpaid Current Shortfalls with respect to an Undercollateralized Group on any Distribution Date (including any Current Shortfalls for such Distribution Date) shall be distributed to the Senior Certificates (other than the related Class A-P Certificates) of such Undercollateralized Group prior to the payment of any Undercollateralization Distributions from amounts otherwise distributable as principal on the related Subordinate Certificates, in reverse order of priority (or, following the Credit Support Depletion Date, as provided in the preceding sentence).

If on any Distribution Date two or more related Certificate Groups are Undercollateralized Groups, the distribution described in the immediately preceding paragraph shall be made in proportion to the amount by which the aggregate Certificate Principal Balance of the Senior Certificates (other than the related Class A-P Certificates) of each such Certificate Group, after giving effect to distributions pursuant to Section 3.01(a) on such Distribution Date, exceeds the Non-AP Pool Balance of the related Collateral Group for such Distribution Date.

(c)

REMIC LT1 Distributions.  On each Distribution Date, the Securities Administrator shall apply amounts in the REMIC LT1 Distribution Account to the REMIC LT1 Regular Interests in the same manner that amounts are distributed on any Corresponding Classes of Certificates on such Distribution Date.

On each Distribution Date, the Securities Administrator shall apply remaining amounts in the REMIC LT1 Distribution Account in respect of interest to the Class LT1 Pool, Class LT1-Sub-A and Class LT1-Sub-B Interests in accordance with their interest rates set forth above.  In addition, on each Distribution Date, the Trustee shall apply amounts in the REMIC LT1 Distribution Account in respect of principal to the Class LT1-Pool, Class LT1-Sub-A and Class LT1-Sub-B Interests as follows:

(i)

first, to the Class LT1-Sub-A and Class LT1-Sub-B Interests, the minimum amounts to each such that following that allocation the weighted average rate of the Class LT1-Sub-A and Class LT1-Sub-B Interests, weighted on the principal balances thereof and determined by subjecting the Class LT1-Sub-A Interest to a floor of 7.606% and subjecting the Class LT1-Sub-B Interest to a cap of 4.0000%, equals the interest rate on the Class 1-B Certificates for the following Distribution Date;

(ii)

second, to the Class LT1-Pool Interest until its principal balance is reduced to zero; and

(iii)

third, pro rata to the Class LT1-Sub-A and Class LT1-Sub-B Interests in accordance with their principal balances following clause (i) above.

Realized Losses and Shortfalls shall be allocated in the same manner.

The Securities Administrator shall withdraw all amounts allocated to the various REMIC LT1 Regular Interests and deposit such amounts in the REMIC MT Distribution Account.  Any amount remaining in the REMIC LT1 Distribution Account after making all other payments required under this Section 3.01(c) shall be distributed to the holder of the Class 1-R1 Certificates.

REMIC LT2 Distributions.  On each Distribution Date, the Securities Administrator shall apply amounts in the REMIC LT2 Distribution Account to the REMIC LT2 Regular Interests in the same manner that amounts are distributed on any Corresponding Classes of Certificates on such Distribution Date.

On each Distribution Date, the Securities Administrator shall apply remaining amounts in the REMIC LT2 Distribution Account in respect of interest to the Class LT2 Pool, Class LT2-Sub-A and Class LT2-Sub-B Interests in accordance with their interest rates set forth above.  In addition, on each Distribution Date, the Trustee shall apply amounts in the REMIC LT2 Distribution Account in respect of principal to the Class LT2-Pool, Class LT2-Sub-A and Class LT2-Sub-B Interests as follows:

(i)

first, to the Class LT2-Sub-A and Class LT2-Sub-B Interests, the minimum amounts to each such that following that allocation the weighted average rate of the Class LT2-Sub-A and Class LT2-Sub-B Interests, weighted on the principal balances thereof and determined by subjecting the Class LT2-Sub-A Interest to a floor of 7.778% and subjecting the Class LT2-Sub-B Interest to a cap of 4.0000%, equals the interest rate on the Class 1-B Certificates for the following Distribution Date;

(ii)

second, to the Class LT2-Pool Interest until its principal balance is reduced to zero; and

(iii)

third, pro rata to the Class LT2-Sub-A and Class LT2-Sub-B Interests in accordance with their principal balances following clause (i) above.

Realized Losses and Shortfalls shall be allocated in the same manner.

The Securities Administrator shall withdraw all amounts allocated to the various REMIC LT2 Regular Interests and deposit such amounts in the REMIC MT Distribution Account.  Any amount remaining in the REMIC LT2 Distribution Account after making all other payments required under this Section 3.01(c) shall be distributed to the holder of the Class 2-R1 Certificates.

REMIC LT3 Distributions.  On each Distribution Date, the Securities Administrator shall apply any amounts in the REMIC LT3 Distribution Account in respect of interest to the Class 7A-1 Interest in accordance with the interest rate set forth above.   In addition, on each Distribution Date, the Securities Administrator shall apply amounts in the REMIC LT3 Distribution Account in respect of principal to the Class 7A-1 Interest until its principal balance is reduced to zero.  Realized Losses and Shortfalls shall be allocated in the same manner.

The Securities Administrator shall withdraw all amounts allocated to the various REMIC LT3 Regular Interests and deposit such amounts in the Certificate Account for distribution pursuant to Section 3.01(a) above on such Distribution Date.  Any amount remaining in the REMIC LT3 Distribution Account after making all other payments required under this Section 3.01(c) shall be distributed to the holder of the Class 3-R1 Certificates.

(d)

REMIC MT Distributions.  On each Distribution Date, the Securities Administrator shall apply amounts in the REMIC MT Distribution Account to the REMIC MT Regular Interests in the same manner that amounts are distributed on the Corresponding Classes of Certificates on such Distribution Date.  Realized Losses and Shortfalls shall be allocated in the same manner.  The Securities Administrator shall withdraw all amounts allocated to the various REMIC MT Regular Interests and deposit such amounts in the Certificate Account for distribution pursuant to Section 3.01(a) above on such Distribution Date.  Any amount remaining in the REMIC MT Distribution Account after making all other payments required under this Section 3.01(d) shall be distributed to the holder of the Class UT-R Certificates.

(e)

On each Distribution Date on which any Fair Market Value Excess is on deposit in the Certificate Account and such Fair Market Value Excess has not been previously distributed in accordance with this Section 3.01(e), the Securities Administrator shall withdraw such Fair Market Value Excess, from the Certificate Account, and shall distribute it to the Holder of the Class 1-R1 Certificates in the case of Fair Market Value Excess related to Loan Group 1, and the Class 2-R1 Certificates, in the case of Fair Market Value Excess related to Loan Group 2.

(f)

In accordance with Section 3.01(d) of the Standard Terms, on each Class 7 Distribution Date, the Securities Administrator shall withdraw the aggregate Available Distribution Amount for Collateral Group 7 from the Certificate Account, and shall distribute it in the following manner and order of priority:

(1)

concurrently, to the Class 7A-1 and Class 7A-2 Certificates, Accrued Certificate Interest thereon, pro rata in proportion to the amount of Accrued Certificate Interest for each such class;

(2)

to the Class 7A-1 Certificates, to the extent of the remaining Available Distribution Amount for Collateral Group 7, in reduction of their Class Principal Balance, until the Class Principal Balance thereof is reduced to zero; and

(3)

to the Class 3-R1 Certificates, any remaining Available Distribution Amount for Collateral Group 7.

Section 3.02

Allocation of Realized Losses and Shortfalls.

(a)

Realized Losses of Principal.

(i)

On each Distribution Date, the respective Applicable Fractions of each Realized Loss on a Mortgage Loan, to the extent allocable to principal, shall be allocated to the related Collateral Groups for further allocation to the Class or Classes of REMIC Interests supported by such Collateral Groups in reduction of the Certificate Balance thereof; provided, however, that any Realized Loss allocated to a Collateral Group shall be allocated first to the Subordinate Interests related to such Collateral Group, in reverse numerical order, until the Certificate Balance thereof is reduced to zero, and then pro rata to the Senior Interests related to such Collateral Group; provided further, that any Realized Loss otherwise allocable to the Class 1A-4 Certificates shall instead be allocated to the Class 1A-5 Certificates, until the Class Principal Balance thereof is reduced to zero; Realized Losses otherwise allocable to the Class 1A-6 Certificates shall instead be allocated to the Class 1A-16 Certificates, until the Class Principal Balance thereof is reduced to zero; Realized Losses otherwise allocable to the Class 1A-14 Certificates shall instead be allocated to the Class 1A-15 Certificates, until the Class Principal Balance of each such Class has been reduced to zero; Realized Losses otherwise allocable to the Class 2A-2 Certificates shall instead be allocated to the Class 2A-8 Certificates, until the Class Principal Balance of each such Class has been reduced to zero; Realized Losses otherwise allocable to the Class 2A-6 Certificates shall instead be allocated to the Class 2A-7 Certificates, until the Class Principal Balance of each such Class has been reduced to zero; Realized Losses otherwise allocable to the Class 4A-1 Certificates shall instead be allocated to the Class 4A-2 Certificates, until the Class Principal Balance thereof has been reduced to zero; Realized Losses otherwise allocable to the Class 5A-1 Certificates shall instead be allocated to the Class 5A-2 Certificates, until the Class Principal Balance thereof has been reduced to zero; and Realized Losses otherwise allocable to the Class 6A-1 Certificates shall instead be allocated to the Class 6A-2 Certificates, until the Class Principal Balance thereof has been reduced to zero; and any Realized Loss allocated to a Class of REMIC Interests and not reimbursed on the same Distribution Date shall be allocated to the Corresponding Class or Classes of Certificates as described below.

(ii)

Prior to the Credit Support Depletion Date, to the extent that the principal portion of a Realized Loss has been allocated to reduce the Certificate Principal Balance of the related Class A-P Interest, the amount of such Realized Loss shall be reimbursed from the aggregate Subordinate Principal Distribution Amount for the related Collateral Groups, to reimburse the Current Realized Losses and Deferred Principal Amounts.  The distribution of any Current Realized Losses and Deferred Principal Amounts to a Class of Senior Interests on any Distribution Date shall not result in a further reduction of the Certificate Balance of such Class of Senior Interests, but instead shall result in the reduction of the Certificate Balance of the Subordinate Interests in REMIC MT, until the Certificate Balance thereof has been reduced to zero.  The Current Realized Losses and Deferred Principal Amounts shall be paid from the amounts otherwise payable to the Classes of Subordinate Interests related to the applicable REMIC, beginning with the Class having the highest numerical designation.  Any Current Realized Losses and Deferred Principal Amounts not paid on the Distribution Date relating to the Due Period in which the Realized Loss was incurred shall be carried forward and shall be included in the Current Realized Losses and Deferred Principal Amounts for the next Distribution Date.

(iii)

Any Realized Losses allocated to a Class of REMIC MT Interests pursuant to Section 3.02(a)(i) and not reimbursed on the same Distribution Date shall be allocated on the same date to the Corresponding Class or Classes of REMIC UT Certificates.

(b)

Realized Losses Allocable to Interest. On each Distribution Date, the portion of each Realized Loss on a Mortgage Loan that exceeds the outstanding principal amount of such Mortgage Loan shall be allocated pro rata to the related Collateral Group or Groups, on the basis of the amount of interest due to such Collateral Group from such Mortgage Loan. On each Distribution Date, the interest portion of each Realized Loss allocated to a Collateral Group in accordance with the preceding sentence shall be further allocated pro rata, on the basis of Accrued Certificate Interest, on the Class Principal Balance thereof, in the case of the Senior Certificates, and the related Apportioned Principal Balance, in the case of the Subordinated Interests, to each Class of related REMIC Interests; provided that the interest portion of any Realized Losses allocated to the related Subordinate Interests in a REMIC as provided in this Section 3.02(b) shall be allocated to such Subordinate Interests in reverse order of seniority.

(c)

Interest Shortfall.  Notwithstanding anything in the Standard Terms to the contrary, on each Distribution Date, before any distributions are made on the REMIC Interests and the Certificates, Month End Interest Shortfall not covered by compensating interest from P&I Advances and Servicemembers Shortfall with respect to any Mortgage Loan shall be allocated pro rata among the Classes of the related REMIC based on the amount of interest otherwise owing thereto in reduction of that amount.  Such amounts shall be allocated proportionately based on (1) in the case of the Senior Certificates, the Accrued Certificate Interest otherwise distributable thereon and (2) in the case of the Subordinate Certificates, interest accrued on their related Apportioned Principal Balances without regard to any reduction pursuant to this paragraph, for that Distribution Date.

(d)

Modification Losses.  In the event that the Note Rate on a Mortgage Loan is reduced as a result of a modification of the terms of such Mortgage Loan, such modification shall be disregarded for purposes of calculating the Certificate Rate on any Class of Certificates or Class of REMIC Interest.  Any shortfall resulting from any such modifications, however, shall be treated as a Realized Loss occurring on each Distribution Date and shall be applied to reduce the Certificate Balances of the Certificates and REMIC Interests in the manner and order of priority set forth above.

(e)

In the event of any Subsequent Recovery, (i) such amount shall be treated as a Principal Prepayment Amount and shall be included in the related Available Distribution Amount for the Distribution Date occurring in the month following the month in which such recovery is received and (ii) the Certificate Balance of the Class or Classes to which the related Realized Loss had previously been allocated, whether or not such Class or Classes Classes remain outstanding, shall be increased in direct order of priority, in each case by an amount equal to the lesser of (x) the amount of such recovery and (y) the aggregate amount of Realized Losses previously allocated to such Classes less amounts previously allocated to such Classes pursuant to this paragraph.

Section 3.03

The Separate Interest Trust.  The Depositor hereby assigns and conveys to the Securities Administrator on behalf of the Trustee, and the Securities Administrator on behalf of the Trustee is hereby directed by the Depositor to accept and does accept, the Interest Rate Cap Agreement on behalf of a trust, separate from the Trust Estate, for the benefit of the Class 1A-2 and Class X Certificateholders (referred to herein as a “Separate Interest Trust”) in the forms presented to it by the Depositor and shall have no responsibility for the contents, adequacy or sufficiency of the Interest Rate Cap Agreements including without limitation, the representations and warranties contained therein.

Section 3.04

Basis Risk Reserve Fund.  (a) On the Closing Date, the Securities Administrator shall establish and maintain in the name of the Trustee, in the Separate Interest Trust for the benefit of the holders of the Class 1A-2 and Class X Certificates, the Basis Risk Reserve Fund, into which the Depositor shall deposit $1,000.  The Securities Administrator on behalf of the Trustee shall hold the Interest Rate Cap Agreement as an asset in the Basis Risk Reserve Fund.  The Basis Risk Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation other moneys of the Securities Administrator held pursuant to this Agreement.  The Basis Risk Reserve Fund shall not be an asset of any REMIC or the Trust Estate established hereby.

(b)

On each Distribution Date, after deposit of any portion of Interest Rate Cap Amounts remaining after distributions to the Holders of the Class 1A-2 Certificates pursuant to Section 3.05(c), the Securities Administrator shall distribute the amounts then on deposit in the Basis Risk Reserve Fund, including any earnings thereon, to the Class 1A-2 Certificates in the amount of (i) any remaining Basis Risk Shortfalls for such Class and such Distribution Date and (ii) any Basis Risk Shortfalls for such Class that remain unpaid from prior Distribution Dates.  On any Distribution Date, any amounts that the Securities Administrator is not required to distribute from the Basis Risk Reserve Fund pursuant to this Section 3.04(b) shall remain on deposit in the Basis Risk Reserve Fund.

(c)

Funds in the Basis Risk Reserve Fund shall be invested in Permitted Investments.  Any earnings on amounts in the Basis Risk Reserve Fund shall be for the benefit of the Class X Certificateholder.  The Class X Certificate shall evidence ownership of the Basis Risk Reserve Fund for federal income tax purposes and the Class X Certificateholder shall direct the Securities Administrator, in writing, as to investment of amounts on deposit therein.  The Class X Certificateholder shall be liable for any losses incurred on such investments.  In the absence of written instructions from the Class X Certificateholder as to investment of funds on deposit in the Basis Risk Reserve Fund, such funds shall be invested in money market funds as described in clause (v) of the definition of Permitted Investments.

(d)

Upon the earlier to occur of (i) the Distribution Date on which the Class Principal Balance of each of the Class 1A-2 Certificates is reduced to zero and (ii) the termination of the Trust Estate, any amounts remaining in the Basis Risk Reserve Fund shall be distributed to the Class X Certificateholder.

(e)

For federal income tax purposes, the Securities Administrator shall treat the holders of the Class 1A-2 Certificates as having entered into a notional principal contract with the holders of the Class X Certificates.  Pursuant to such notional principal contract, all holders of the Class X Certificates shall be treated as having agreed to pay Basis Risk Shortfalls to the holders of the Class 1A-2 Certificates.  Any payments to the Class 1A-2 Certificates in light of the foregoing shall not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).  Notwithstanding the priority and sources of payments set forth in Article III hereof or otherwise, the Securities Administrator shall account for all distributions on the Certificates as set forth in this section.  For purposes of providing tax information reporting with respect to the Class 1A-2 Certificates, the Securities Administrator shall treat the notional principal contract described in this paragraph as having a value of $10,000.00 as of the Closing Date.

Section 3.05

The Interest Rate Cap Agreement.  (a)  Each Holder of a Class 1A-2 or Class X Certificate is deemed, by acceptance of such Class 1A-2 or Class X Certificate, to authorize the Trustee to accept the Interest Rate Cap Agreement.

(b)

Pursuant to the Interest Rate Cap Agreement, the Interest Rate Cap Counterparty shall have provided the Trustee and the Securities Administrator with notice of the Interest Rate Cap Amount, if any, to be paid by the Interest Rate Cap Counterparty to the Securities Administrator on behalf of the Trustee for the account of the Separate Interest Trust pursuant to such Interest Rate Cap Agreement for each Distribution Date.  Any Interest Rate Cap Amounts received by the Securities Administrator on behalf of the Trustee pursuant to the Interest Rate Cap Agreement in connection with each such Distribution Date shall be deposited by the Securities Administrator on behalf of the Trustee into the Basis Risk Reserve Fund.

(c)

On each Distribution Date, the Securities Administrator shall distribute amounts on deposit in the Basis Risk Reserve Fund representing the Interest Rate Cap Amount for such Distribution Date first, to the Holders of the Class 1A-2 Certificates, in an amount equal to the product of (i) one-twelfth and (ii) the excess, if any, of LIBOR for such Distribution Date (up to a maximum of 9.50% per annum) over 5.50% and (iii) the lesser of (x) an amount equal to the applicable notional amount under the Interest Rate Cap Agreement for such Distribution Date and (y) the aggregate Certificate Principal Balance of the Class 1A-2 Certificates for such Distribution Date and second, to the Holders of the Class 1A-2 Certificates, in an amount up to any Basis Risk Shortfalls on the Class 1A-2 Certificates remaining unpaid from prior Distribution Dates.  Any portion of the Interest Rate Cap Amount remaining after such distributions shall be retained in the Basis Risk Reserve Fund for distribution pursuant to Section 3.04.

(d)

Upon termination of the Interest Rate Cap Agreement and payment of all amounts owed by the Interest Rate Cap Counterparty thereunder, following application by the Securities Administrator on behalf of the Trustee of funds in the Basis Risk Reserve Fund on the next succeeding Distribution Date to pay amounts owed pursuant to this Section and Section 3.04, the Securities Administrator on behalf of the Trustee shall terminate the Basis Risk Reserve Fund.

(e)

In the event of an early termination of the Interest Rate Cap Agreement, any termination payment made by the Interest Rate Cap Counterparty to the Separate Interest Trust (“Termination Receipts”) shall be deposited in a segregated non-interest bearing account which shall be an Eligible Account established by the Securities Administrator on behalf of the Trustee of the Separate Interest Trust (the “Termination Receipts Account”). The Securities Administrator shall invest, or cause to be invested, funds held in the Termination Receipts Account in time deposits of the Securities Administrator as permitted by clause (iii) of the definition of Permitted Investments or as otherwise directed in writing by a majority of the Class 1A-2 and Class X Certificateholder.  All such investments must be payable on demand or mature on a Distribution Date or such other date as directed by a majority of the Class 1A-2 Certificateholders.  All such Permitted Investments shall be made in the name of the Trustee of the Separate Interest Trust (in its capacity as such) or its nominee.  All income and gain realized from any such investment shall be deposited in the Termination Receipts Account.

(f)

Unless otherwise permitted by the Rating Agencies, the Securities Administrator shall promptly, with the assistance and cooperation of the Depositor, use amounts on deposit in the Termination Receipts Account, if necessary, to enter into replacement Interest Rate Cap Agreements which shall be executed and delivered by the Trustee of the Separate Interest Trust upon receipt of written confirmation from each Rating Agency that such replacement Interest Rate Cap Agreement(s) shall not result in the reduction or withdrawal of the rating of the Class 1A-2 Certificates.

ARTICLE IV

THE SECURITIES

Section 4.01

The Certificates.

The Certificates shall be designated generally as the Mortgage Pass-Through Certificates, Series 2005-9F.  The aggregate principal amount of Certificates or Interests, as applicable, that may be executed and delivered under this Trust Agreement is limited to $848,342,363, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.03 or 5.05 of the Standard Terms.  On the Closing Date, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver Mortgage Pass-Through Certificates in the names and amounts and to the Persons as directed by the Depositor.  The table in Section 2.03 sets forth the Classes of Certificates, the initial Certificate Balance and the Certificate Rate for each Class of the Certificates.  The Certificates authorized by this Trust Agreement shall include Exchangeable Certificates and Exchange Certificates, in each case having the designations, Initial Certificate Balances or Notional Amounts and Certificate Rates specified in the table in Section 2.03(d)

Section 4.02

Denominations.

Each of the Class A and Senior Subordinate Certificates shall be issued in fully registered, book-entry form and shall be Book-Entry Certificates.  Each Class of Residual Certificates and Class 1-B4, Class 1-B5, Class 1-B6, Class 2-B4, Class 2-B5 and Class 2-B6 Certificates shall be issued in fully registered, certificated form.  The Class A Certificates (other than the Class 1A-3, Class 3A-2, Class 7A-2, Class A-X and Class A-P Certificates) are offered in minimum denominations of $25,000 initial Certificate Balance each and multiples of $1 in excess of $25,000.  The Class 1A-3 and Class 3A-2 Certificates are offered in minimum denominations of $1,000,000 initial Notional Amount each and multiples of $1 in excess of $1,000,000.  The Class 7A-2, Class 1A-X, Class 2A-X, Class 1A-P and Class 2A-P Certificates are offered in the form of a single Certificate representing the entire Certificate Balance thereof.  The Subordinate Certificates are offered in minimum denominations of $250,000 initial Certificate Balance each and multiples of $1 in excess of $250,000.  In addition, one Certificate of each Class (other than the Residual Certificates) may be issued evidencing the sum of an authorized denomination thereof and the remainder of the initial Certificate Balance (or, in the case of the Interest Only Certificates, the Notional Amount) of such Class.  Each Class of Residual Certificates shall be issued in percentage interests of 99.99% and 0.01%.  The Class X Certificate shall be issued in a percentage interest of 100%.

Section 4.03

Redemption of Certificates.

(a)

There shall be no right to redemption pursuant to Section 10.01 of the Standard Terms.  Moreover, notwithstanding anything to the contrary in Section 10.02 of the Standard Terms, the obligations created by this Trust Agreement shall terminate upon payment to the Certificateholders of all amounts held in the Collection Account, the Certificate Account and the Distribution Account required to be paid to the Certificateholders pursuant to this Trust Agreement, following the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all property acquired upon foreclosure of any such Mortgage Loan.

(b)

(i)  On or after the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 1 is less than or equal to 1% of the aggregate Scheduled Principal Balance of such Mortgage Loans as of the Cut-Off Date the Master Servicer shall have the right to purchase the remaining Mortgage Loans in Loan Group 1 and any other assets in REMIC LT1 at the Termination Price and thereby cause the retirement of the related Certificates.

(ii)  On or after the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 2 is less than or equal to 1% of the aggregate Scheduled Principal Balance of such Mortgage Loans as of the Cut-Off Date the Master Servicer shall have the right to purchase the remaining Mortgage Loans in Loan Group 2 and any other assets in REMIC LT2 at the Termination Price and thereby cause the retirement of the related Certificates.

Notwithstanding anything to the contrary contained herein, the obligations created by the Trust Agreement shall terminate upon payment to the Certificateholders of all amounts held in the Certificate Account and the REMIC LT1 Distribution Account, the REMIC LT2 Distribution Account, the REMIC LT3 Distribution Account and the REMIC MT Distribution Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the purchase of all of the assets of the Trust Estate as provided above.  Written notice of termination shall be given to each Certificateholder, and the final distribution shall be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Securities Administrator, which shall be specified in the notice of termination.  Any repurchase of the assets of the Trust Estate pursuant to this Section 4.03 shall be made at a price equal to the Termination Price.

Section 4.04

Securities Laws Restrictions.

Each of the Junior Subordinate Certificates is a Private Certificate subject to the restrictions on transfer contained in Section 5.05(a) of the Standard Terms.  Furthermore, each of the Private Certificates is a Rule 144A Certificate.  The Class R1 and Class R2 Certificates are Residual Certificates subject to Section 5.05(c) of the Standard Terms.

Section 4.05

Exchanges.

Exchangeable Certificates shall be exchangeable for Exchange Certificates, as specified in Exhibit B, and Exchange Certificates shall be exchangeable for Exchangeable Certificates, on and after the Closing Date under the terms and conditions hereinafter set forth.

In the case of each Certificate Group, Certificates of the classes of Exchangeable Certificates in such Certificate Group shall be exchangeable for Certificates of the classes of Exchange Certificates in such Certificate Group in the respective denominations and combinations determined pursuant to Exhibit B.  Upon any such exchange, the portions of the Exchangeable Certificates designated for exchange shall be deemed cancelled and replaced by the Exchange Certificate or Certificates issued in exchange therefore.  Correspondingly, Exchange Certificates included in a Certificate Group may be further designated for exchange for Certificates of the classes of Exchangeable Certificates in the same Certificate Group in the respective denominations and combinations set forth in Exhibit B.  There will be no limitation on any exchanges authorized pursuant to this Section 4.05, and, except as provided in the following paragraph, no fee or other charge shall be payable to the Securities Administrator in connection therewith.

In order to effect an exchange of Certificates, the Certificateholder shall notify the Securities Administrator in writing or by e-mail at sherri.j.sharps@wellsfargo.com or sean.ralston@wellsfargo.com no later than two Business Days before the proposed exchange date.  The exchange date may be any Business Day other than the first or last Business Day of the month subject to the Securities Administrator’s approval.  The notice must be on the Certificateholders letterhead, carry a medallion stamp guarantee and set forth the following information: the CUSIP number of both Certificates to be exchanged and Certificates to be received; outstanding Certificate Balance or Notional Amount and the Original Certificate Balance or Notional Amount of the Certificates to be exchanged; the Certificateholders DTC participant number; and the proposed exchange date.  After receiving the notice, the Securities Administrator shall e-mail the Certificateholder with wire payment instructions relating to the exchange fee.  A notice becomes irrevocable on the second Business Day before the proposed exchange date.

Notwithstanding any other provision herein set forth, a fee shall be payable to the Securities Administrator in connection with each exchange equal to 1/32 of 1% of the Certificate Balance (or the notional amount, if no principal balance) of the Certificates (other than any Interest Only Certificates) to be exchanged.  In no event, however, shall the fee be less than $2,000 or greater than $25,000.

The Securities Administrator will make the first distribution on an Exchange Certificate or an Exchangeable Certificate received in an exchange transaction on the Distribution Date in the following month to the Certificateholder of record as of the close of business on the last day of the month of the exchange.

ARTICLE V

MISCELLANEOUS PROVISIONS

Section 5.01

Request for Opinions.

(a)

The Depositor hereby requests and authorizes McKee Nelson LLP, as its counsel in this transaction, to issue on behalf of the Depositor such legal opinions to the Trustee, the Securities Administrator and each Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust, or (ii) requested by the Trustee, the Securities Administrator, any such Rating Agency or their respective counsels.

(b)

Each of the Trustee, the Securities Administrator and the Master Servicer hereby requests and authorizes its counsel to issue on behalf of such Person such legal opinions to the Depositor, GSMC and Goldman, Sachs & Co. as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

Section 5.02

Schedules and Exhibits.

Each of the Schedules and Exhibits attached hereto or referenced herein are incorporated herein by reference as contemplated hereby and by the Standard Terms.  Each Class of Certificates shall be in substantially the form attached hereto, as set forth in the Exhibit index.

Section 5.03

Governing Law.

THIS TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 5.04

Counterparts.

This Trust Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original but all of such counterparts shall together constitute but one and the same instrument.

Section 5.05

Notices.

All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Depositor, 85 Broad Street, New York, New York 10004, Attention: President (telecopy number (212) 902-3000 and email addresses:  david.stiepleman@gs.com and michelle.gill@gs.com) or such other address, telecopy number or email address as may hereafter be furnished to each party to this Trust Agreement in writing by the Depositor; (b) in the case of the Trustee, U.S. Bank National Association, One Federal Street, Third Floor Boston MA 02110, Attn: Corporate Trust Services/GSR Mortgage 2005-9F, or such other address or telecopy number as may hereafter be furnished to each party to this Trust Agreement in writing by the Trustee; (c) in the case of the Master Servicer, Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland  21046, Attention: Corporate Trust Group (GSR 2005-9F) (or in the case of overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland  21045) Telephone:  (410) 884-2000 Facsimile:   (410) 715-2380, or such other address, telecopy number or email address as may hereafter be furnished to each party to this Trust Agreement in writing by the Master Servicer; and (d) in the case of the Securities Administrator, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: GSR 2005-9F, or such other address, telecopy number or email address as may hereafter be furnished to each party to this Trust Agreement in writing by the Securities Administrator.  The address of the rating agency required to be stated herein pursuant to Section 13.08(d) of the Standard Terms is Fitch Ratings,

One State Street Plaza, New York, NY 10004, and Standard & Poor’s Ratings Services, 55 Water Street, New York, New York 10041.

ARTICLE VI

ADMINISTRATION OF THE UNDERLYING MBS

Section 6.01

Defaults by the Underlying Trust.

In connection with its receipt of any distribution on the Underlying MBS on any Underlying Distribution Date, if (i) the amount of any distribution varies from the amount due thereon pursuant to the terms of the Underlying Agreement, (ii) the Trustee shall not have received a distribution by the close of business on such Underlying Distribution Date, or (iii) a Responsible Officer of the Trustee shall gain actual knowledge of any default under the Underlying Agreement, the Trustee shall promptly notify the Depositor, the Underlying MBS Seller and the Certificateholders, and shall pursue such remedies as may be available to it as holder of such Underlying MBS in accordance with the terms of the Underlying Agreement.

Section 6.02

Securities Account.

(a)

By the date of this Trust Agreement, the Securities Administrator shall establish an account (the “Securities Account”) which shall be established and maintained as a “securities account” as defined in Section 8-501 of the UCC to which financial assets are or may be credited, (A) entitled “GSR 2005-9F Securities Account”.  Wells Fargo shall act in the capacity of a “securities intermediary” as defined in Section 8-102(a)(14) of the UCC (in such capacity, the “Securities Intermediary”) with respect to the Securities Account, and (B) the Securities Intermediary shall treat the Trustee as the sole “entitlement holder” (within the meaning of Section 8-102(a)(7) of the UCC) of the Securities Account and the sole Person entitled to exercise the rights that comprise any financial asset credited to the Securities Account.

The Securities Account Property, including the Underlying MBS, shall be Delivered to the Securities Intermediary in accordance with the definition of “Delivery.”

(b)

Notwithstanding anything to the contrary and for the avoidance of doubt, if at any time the Securities Intermediary shall receive any notifications or entitlement orders from the Trustee directing it to transfer or redeem any financial asset or other property relating to the Securities Account, the Securities Intermediary shall comply with such notification or other entitlement order without further consent by the Depositor or any other Person.  Notwithstanding anything to the contrary, the Securities Intermediary’s jurisdiction (as defined in Section 8-110(e) of the UCC) shall be the State of New York.

(c)

The Securities Administrator shall upon receipt deposit in the Certificate Account the following payments and collections in respect of the Underlying MBS:

(i)

all distributions due and received on the Underlying MBS after November 30, 2005; and

(ii)

any amount required to be deposited in the Certificate Account pursuant to Section 2.04 hereof in connection with the repurchase of the Underlying MBS by the Underlying MBS Seller.

(d)

Upon a determination by the Trustee that the final distribution shall be made in respect of the Underlying MBS, the Trustee shall take such steps as may be necessary in connection with the final payment thereon in accordance with the terms and conditions of the Underlying Agreement.  The Trustee shall promptly deposit in the Certificate Account the final distribution received upon presentment and surrender of the Underlying MBS.

(e)

The Depositor shall give notice to the Trustee, the Underlying MBS Seller and each Rating Agency of any proposed change of the location of the Certificate Account or the Securities Account prior to any change thereof.

(f)

If Wells Fargo or the Securities Intermediary has or subsequently obtains by agreement, operation of law, or otherwise a security interest in the Securities Account, each of Wells Fargo and the Securities Intermediary hereby agrees that the security interest shall be subordinate to the security interest of the Trustee for the benefit of the Certificateholders.

[Signature page follows]

IN WITNESS WHEREOF, the Depositor, the Trustee, the Master Servicer, the Securities Administrator and the Custodian have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the day and year first above written.

GS MORTGAGE SECURITIES CORP.,

as Depositor

By:       /s/ Greg A Finck

Name:       Greg A. Finck

Title:         Managing Director

U.S. BANK, NATIONAL ASSOCIATION,

not in its individual capacity, but solely in

its capacity as Trustee under this Trust Agreement

By:       /s/ James H Byrnes

Name:       James H Byrnes

Title:          Vice President

WELLS FARGO, N.A.,

not in its individual capacity, but solely in its capacity as Securities Administrator and Master Servicer

By:        /s/ Sandra Whalen

Name:        Sandra Whalen

Title:          Vice President

JPMORGAN CHASE BANK, N.A.,
not in its individual capacity, but solely in its capacity as Custodian

By:     /s/ Annette M. Marsula

Name:     Annette M Marsula

Title:       Vice President

GOLDMAN, SACHS & CO.,

as Underlying MBS Seller (solely with respect to the obligations set forth under Article II of this Agreement)

By:       /s/ Greg A. Finck

Name:        Greg A. Finck

Title:          Managing Director

STATE OF NEW YORK

)

)  ss.:

COUNTY OF NEW YORK

)

The foregoing instrument was acknowledged before me in the County of New York, this        day of December 2005, by                                  ,                                   for GS Mortgage Securities Corp., a Delaware corporation, on behalf of the corporation.

Notary Public

My Commission expires:

STATE OF NEW YORK

)

)  ss.:

COUNTY OF NEW YORK

)

The foregoing instrument was acknowledged before me in the County of New York, this           day of December 2005, by                                      ,                                       for Goldman, Sachs & Co., a Delaware corporation, on behalf of the corporation.

Notary Public

My Commission expires:

STATE OF

)

)  ss.:

COUNTY OF

)

The foregoing instrument was acknowledged before me in the County of                                   , this           day of December 2005, by                                            of U.S. Bank, National Association, on behalf of the company.

Notary Public

My Commission expires:

STATE OF

)

)  ss.:

COUNTY OF

)

The foregoing instrument was acknowledged before me in the County of                                   , this           day of December 2005, by                                            of JPMorgan Chase Bank, N.A., on behalf of the company.

Notary Public

My Commission expires:

STATE OF

)

)  ss.:

COUNTY OF

)

On the         of December 2005 before me, a Notary Public in and for said State, personally appeared                              known to me to be a                              of Wells Fargo Bank, N.A., the national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said National Banking Association, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

My Commission expires:

SCHEDULE I

Mortgage Loan Schedule

SCHEDULE II

Master Loan Purchase Agreements Related to the Mortgage Loans Acquired through the Conduit Program

SCHEDULE III

PAC Scheduled Amounts

PAC
Distribution Date	Scheduled Amount($)
Closing Date
January 25, 2006
February 25, 2006
March 25, 2006
April 25, 2006
May 25, 2006
June 25, 2006
July 25, 2006
August 25, 2006
September 25, 2006
October 25, 2006
November 25, 2006
December 25, 2006
January 25, 2007
February 25, 2007
March 25, 2007
April 25, 2007
May 25, 2007
June 25, 2007
July 25, 2007
August 25, 2007
September 25, 2007
October 25, 2007
November 25, 2007
December 25, 2007
January 25, 2008
February 25, 2008
March 25, 2008
April 25, 2008
May 25, 2008
June 25, 2008
July 25, 2008
August 25, 2008
September 25, 2008
October 25, 2008
November 25, 2008
December 25, 2008
January 25, 2009
February 25, 2009
March 25, 2009
April 25, 2009
May 25, 2009
June 25, 2009
July 25, 2009
August 25, 2009
September 25, 2009
October 25, 2009
November 25, 2009
December 25, 2009
January 25, 2010
February 25, 2010
March 25, 2010
April 25, 2010
May 25, 2010
June 25, 2010
July 25, 2010
August 25, 2010
September 25, 2010
October 25, 2010
November 25, 2010
December 25, 2010
January 25, 2011
February 25, 2011
March 25, 2011
April 25, 2011
May 25, 2011
June 25, 2011
July 25, 2011
August 25, 2011
September 25, 2011
October 25, 2011
November 25, 2011
December 25, 2011
January 25, 2012
February 25, 2012
March 25, 2012
April 25, 2012
May 25, 2012
June 25, 2012
July 25, 2012
August 25, 2012
September 25, 2012
October 25, 2012
November 25, 2012
December 25, 2012
January 25, 2013
February 25, 2013
March 25, 2013
April 25, 2013
May 25, 2013
June 25, 2013
July 25, 2013
August 25, 2013
September 25, 2013
October 25, 2013
November 25, 2013
December 25, 2013
January 25, 2014
February 25, 2014
March 25, 2014
April 25, 2014
May 25, 2014
June 25, 2014
July 25, 2014
August 25, 2014
September 25, 2014
October 25, 2014
November 25, 2014
December 25, 2014

January 25, 2015

EXHIBIT A

Form of Certificates

EXHIBIT B

Available Combinations

REMIC Certificates				Exchangeable Certificates
Collateral Group	REMIC Class	Original Balance(1)	CUSIP Number	Exchange Class	Maximum Original Class Principal Balance	Interest Type	Principal Type(2)	Class Coupon	CUSIP Number	Final Distribution Date
	Combination 1
1	1A-8	$45,692,000	362341 R2 7	1A-1	$265,973,000	Fixed	PT(3)	5.50%	362341 Q3 6	December 2035
	1A-9	$79,940,000	362341 R3 5							December 2035
	1A-10	$78,341,000	362341 R4 3							December 2035
	1A-12	$21,191,000	362341 R6 8							December 2035
	1A-13	$21,655,000	362341 R7 6							December 2035
	1A-14	$17,910,000	362341 R8 4							December 2035
	1A-15	$1,244,000	362341 R9 2							December 2035
	Combination 2
1	1A-8	$45,692,000	362341 R2 7	1A-6	$203,973,000	Fixed	Non-NAS Sequential	5.50%	362341 Q8 5	December 2035
	1A-9	$79,940,000	362341 R3 5							December 2035
	1A-10	$78,341,000	362341 R4 3							December 2035
	Combination 3
1	1A-8	$45,692,000	362341 R2 7	1A-7	$125,632,000	Fixed	PAC	5.50%	362341 Q9 3	December 2035
	1A-9	$79,940,000	362341 R3 5							December 2035
	Combination 4
1	1A-12	$21,191,000	362341 R6 8	1A-11	$42,846,000	Fixed	Non-NAS Sequential	5.50%	362341 R5 0	December 2035
	1A-13	$21,655,000	362341 R7 6							December 2035
	Combination 5
2	2A-2	$243,272,000	362341 S3 4	2A-1	$329,263,000	Fixed	PT(3)	6.00%	362341 S2 6	January 2036
	2A-4	$27,703,000	362341 S5 9							January 2036
	2A-5	$25,362,000	362341 S6 7							January 2036
	2A-6	$21,565,000	362341 S7 5							January 2036
	2A-7	$1,498,000	362341 S8 3							January 2036
	2A-8	$9,863,000	362341 S9 1							January 2036
	Combination 6
2	2A-4	$27,703,000	362341 S5 9	2A-3	$53,065,000	Fixed	Non-NAS Sequential	6.00%	362341 S4 2	January 2036
	2A-5	$25,362,000	362341 S6 7							January 2036
	Combination 7
3	3A-1	$17,629,000	362341 T2 5	3A-3	$17,629,000	Fixed	PT(3)	7.50%	362341 T4 1	January 2036
	3A-2(4)	$17,629,000	362341 T3 3							January 2036

_____________

(1)  REMIC Certificates and Exchangeable Certificates in any recombinations may be exchanged only in the proportion that the original balances of such certificates bear to one another as shown above.

(2)

See the cover page S-2 of the prospectus supplement.

(3)

Pass-through rate certificates.

(4)  Notional amount.